EXHIBIT 10.9

AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

by and between

BLACKBOARD INC., a Delaware corporation, and its Subsidiaries as the BORROWERS

and

SILICON VALLEY BANK, a California chartered bank,

as the LENDER

REVOLVING LINE OF CREDIT: $8,000,000

EQUIPMENT FINANCING FACILITY: $3,000,000

Effective as of October 5, 2001

AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of November 30, 2001, but effective as of October 5, 2001, by and among SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East”, having an address of 3003 Tasman Drive, Santa Clara, California 95054 and a loan production office at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191 (“Bank”) and (i) BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), (ii) BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), (iii) BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, (iv) BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N..W., Washington, D.C. 20036, (v) AT&T CAMPUSWIDE ACCESS SOLUTIONS, INC., a Delaware corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036 and (vi) AT&T CAMPUSWIDE ACCESS SOLUTIONS OF TEXAS, INC., a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each a “Borrower” and collectively, “Borrowers”) provides the terms on which Bank will lend to Borrowers and Borrowers will repay Bank.

RECITALS.

     The Company and Bank have entered into the Original Loan Agreement, pursuant to which Bank made certain loans to the Company. The Company and Bank have agreed to amend and restate the Original Loan Agreement in its entirety pursuant to this Agreement.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereof acknowledged, the Borrowers and Bank agree that the Original Loan Agreement is amended and restated in its entirety, as follows:

1 ACCOUNTING AND OTHER TERMS

     Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term “financial statements” includes the notes and schedules. The terms “including” and “includes” always mean “including (or includes) without limitation” in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2 LOAN AND TERMS OF PAYMENT

     2.1 Revolving Advances.

          (a) Bank will make Advances not exceeding the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus any amounts utilized for Cash Management Services. Amounts borrowed under this Section 2.1 may be repaid and reborrowed during the term of this Agreement. All Advances shall be evidenced by the Revolving Promissory Note to be executed and delivered by Borrowers to Bank on the Closing Date and shall be repaid in accordance with the terms of the Revolving Promissory Note.

          (b) To obtain an Advance, the Company must notify Bank by facsimile or telephone by 3:00 p.m. Eastern time on the Business Day the Advance is to be made. The Company must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as EXHIBIT B. Bank will credit Advances to any Borrower’s deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank reasonably believes is a Responsible Officer or designee. Borrowers will jointly and severally indemnify Bank for any loss Bank suffers due to that reliance.

          (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

     2.2 Letters of Credit. Bank will issue or have issued Letters of Credit for one or more of Borrowers’ accounts not exceeding of the lesser the Committed Revolving Line or the Borrowing Base, minus the outstanding principal balance of the Advances and minus any amounts utilized for Cash Management Services, but the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed Two Million Dollars ($2,000,000). Each Letter of Credit will expire no later than one hundred eighty (180) days after the Revolving Maturity Date, provided Borrowers’ Letter of Credit reimbursement obligations are secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Bank will release the Collateral if the only unpaid Obligations outstanding are Letters of Credit secured by cash pursuant to the preceding sentence, no Event of Default then exists and all other Obligations have been repaid in full.

     2.3 Cash Management Services Sublimit.

     Borrowers may use up to Five Hundred Thousand Dollars ($500,000) for Bank’s Cash Management Services (the “Cash Management Services Sublimit”), which may include merchant services, direct deposit of payroll, business credit cards, and check cashing services identified in various cash management services agreements related to such services (the “Cash Management Services”). Such aggregate amounts utilized under the Cash Management Services Sublimit will at all times reduce the amount otherwise available to be borrowed under the Committed Revolving Line and when combined with amount of all outstanding Advances under the Committed Revolving Line and the face amount of all Letters of Credit (including drawn, but unreimbursed Letters of Credit) may not exceed the lesser of the Committed Revolving Line or the Borrowing Base. Any amounts Bank pays on behalf of any Borrower or any amounts that are not paid by Borrowers for any Cash Management Services will be treated as Advances under the Committed Revolving Line and will accrue interest at the rate for Advances.

     2.4 Equipment Advances.

     (a)  Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrowers, from time to time prior to the Commitment Termination Date, equipment advances (each an “Equipment Advance” and collectively the “Equipment Advances”) in an aggregate amount not to exceed the Committed Equipment Line, less all Equipment Advances made under the Original Loan Agreement. As of the Closing Date, the outstanding principal balance of all Equipment Advances made by Bank under the Original Loan Agreement or otherwise (the “Outstanding Equipment Advances”) is $994,475.69 and the Outstanding Equipment Advances remain payable in accordance with each Loan Supplement delivered to Bank at the time of each such Equipment Advance, including such Final Payment terms as are set forth in such Loan Supplements with respect to the Outstanding Equipment Advances. Attached hereto as Schedule 2.4 is a list of all Outstanding Equipment Advances and the repayment terms (including Final Payments) applicable thereto. When repaid, the Equipment Advances may not be reborrowed. The proceeds of the Equipment Advances will be used solely to reimburse Borrowers for the purchase of Eligible Equipment or the purchase or license of Other Equipment (to the extent permitted in this Agreement), purchased within ninety (90) days of the Equipment Advance. Bank’s obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default (as defined herein) of which the Company has been given notice if required under this Agreement, or (ii) the Commitment Termination Date. For purposes of this Section, the minimum amount of each Equipment Advance is Twenty Five Thousand Dollars ($25,000) and the maximum number of Equipment Advances that will be made is eight (8).

     (b)  To obtain an Equipment Advance, the Company will deliver to Bank a completed supplement in substantially the form attached as EXHIBIT E (“Loan Supplement”), copies of invoices for the Financed Equipment, together with a UCC Financing Statement, if requested by Bank, covering the Equipment described on the Loan Supplement, and such additional information as Bank may request at least five (5) Business Days before the proposed funding date (the “Funding Date”). On each Funding Date, Bank will specify in the Loan Supplement for each Equipment Advance, the Basic Rate, the Loan Factor, and the Payment Dates (as defined in Section 2.6(b)). If Borrowers satisfy the conditions of each Equipment Advance specified herein, Bank will disburse such Equipment Advance by internal transfer to the Company’s deposit account with Bank. Each Equipment Advance may not exceed one hundred percent (100%) of the Original Stated Cost.

     2.5 Overadvances. If Borrowers’ Obligations under Sections 2.1, 2.2 and 2.3 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrowers must immediately pay in cash to Bank the excess.

     2.6 Interest Rate; Payments.

          (a) Interest on the Committed Revolving Line is payable on the fifth (5th) day of each month. Advances under the Committed Revolving Line accrue interest on the outstanding principal balance in accordance with the Revolving Promissory Note.

          (b) Borrowers will repay the Equipment Advances on the terms provided in the Loan Supplement. Borrowers will make payments monthly in advance of principal and accrued interest for each Equipment Advance (collectively, “Scheduled Payments”), on the first Business Day of the month following the Funding Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the month) with respect to such Equipment Advance and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a “Payment Date”), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Equipment Advance as of such Payment Date. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. An Equipment Advance may only be prepaid in accordance with Sections 2.6 (e) and 2.6 (g).

          (c) Interest Rate. Borrowers will pay interest on the Payment Dates (as described above) at the per annum rate of interest equal to the Basic Rate determined by Bank as of the Funding Date for each Equipment Advance in accordance with the definition of the Basic Rate. Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Basic Rate, plus five percent (5%).

          (d) Interim Payment. In addition to the Scheduled Payments, on the Funding Date for each Equipment Advance (unless the Funding Date is the first Business Day of the month), Borrowers shall pay to Bank, the projected interest to accrue from the Funding Date to the first Payment Date, at the Bank’s Prime Rate, plus two percent (2.0%) per annum.

          (e) Final Payment. On the maturity date of each Outstanding Equipment Advance, Borrowers will pay, in addition to the unpaid principal and accrued interest and other amounts due on such date with respect to such Outstanding Equipment Advance, an amount equal to the Final Payment set forth in Schedule 2.4.

          (f) Prepayment Upon an Event of Loss. If any Financed Equipment is subject to an Event of Loss and Borrowers are required to or elect to prepay the Equipment Advance with respect to such Financed Equipment pursuant to Section 6.9, then such Equipment Advance shall be prepaid to the extent and in the manner provided in such section.

          (g) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances are accelerated following the occurrence of an Event of Default (other than following an Event of Loss), then Borrowers will immediately pay to Bank (i) all unpaid Scheduled Payments (including principal and interest, including the default rate interest for any period where applicable) with respect to each Equipment Advance, (ii) all remaining Scheduled Payments (including principal and interest unpaid, including the default rate interest), (iii) and with respect to any Outstanding Equipment Advance, the applicable Final Payment with respect thereto, and (v) all other sums, if any, that shall have become due and payable with respect to any Equipment Advance.

          (h) Permitted Prepayment of Loans. Borrowers shall have the option to prepay all, but not less than all, of the Equipment Advances advanced by Bank under this Agreement, provided Borrowers (i) provide written notice to Bank of its election to prepay the Equipment Advances at least fifteen (15) days prior to such prepayment, and (ii) pay, on the date of the prepayment (A) all unpaid Scheduled Payments (including principal and interest) with respect to each Equipment Advance; (B) all remaining Scheduled Payments (including principal and interest); (C) all unpaid accrued interest to the date of the prepayment; (D) the Final Payment for any Outstanding Equipment Advance; (E) for any prepayment within twelve months of the Closing Date, a prepayment fee in the amount of one and one half percent (1.5%) of the amount prepaid, for any prepayment in the second twelve (12) month period after the Closing Date, a prepayment fee in the amount of one percent (1.0%) of the amount prepaid, and for any prepayment thereafter, a prepayment fee in the amount of one half of one percent (.5%) of the amount prepaid, and (F) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement.

          (i) Default Interest. After an Event of Default, Obligations accrue interest at five percent (5%) above the rate set forth in the Revolving Promissory Note effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360-day year for the actual number of days elapsed.

     2.7 Fees. Borrowers will pay to Bank:

          (a) Facility Fee. A fully earned, nonrefundable facility fee for the Committed Revolving Line of Twenty Five Thousand Dollars ($25,000) and the Committed Equipment Line of Five Thousand Dollars ($5,000) due on the Closing Date; and

          (b) Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees not to exceed $10,000 in connection with the preparation and negotiation of the Loan Documents) and expenses for documentation and negotiation of this Agreement) incurred through and after the Closing Date when due.

     2.8 Request to Debit Accounts. Bank may debit any Borrower’s deposit accounts including Account Number 3300167291 for principal and interest payments when due or any amounts any Borrower owes Bank when due. Bank will notify the Company when it debits a Borrower’s account. These debits are not a set-off. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

3 CONDITIONS OF LOANS

     3.1 Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

     3.2 Conditions Precedent to all Credit Extensions. Bank’s obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

          (a) timely receipt of any Payment/Advance Form; and

          (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrowers’ representation and warranty on that date that the representations and warranties in Section 5 remain true.

4 CREATION OF SECURITY INTEREST

     4.1 Grant of Security Interest. Each Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each Borrower’s duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Upon an Event of Default or an event which with the giving of notice or passage of time would constitute an Event of Default, Bank may place a “hold” on any deposit account pledged as Collateral. If the Agreement is terminated, Bank’s lien and security interest in the Collateral will continue until Borrowers fully satisfy their Obligations.

5 REPRESENTATIONS AND WARRANTIES

     Each Borrower represents and warrants as follows:

     5.1 Due Organization and Authorization. Each Borrower is a Registered Organization duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with any Borrower’s formation documents, nor constitute an event of default under any material agreement by which any Borrower is bound. Borrowers have not been given notice of the existence of any default under any agreement to which or by which any Borrower is bound in which the default could cause a Material Adverse Change.

     5.2 Collateral. Each Borrower has good title to the Collateral, free of Liens, except Permitted Liens. The Eligible Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor in accordance with the contract or other agreement governing the relationship between the parties, or delivered to its agent for immediate shipment to and unconditional acceptance by the account debtor. No Borrower has notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Each Borrower is the sole owner of, or has the right to use, the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent which has been issued is valid and enforceable and to the best of each Borrower’s knowledge, each Patent that has been applied for and is pending if issued will be valid and enforceable when issued and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

     5.3 Litigation. There are no actions or proceedings pending or, to any Borrower’s knowledge, threatened by or against any Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

     5.4 No Material Adverse Change in Financial Statements. All consolidated financial statements for Borrowers and any Subsidiary delivered to Bank fairly present in all material respects Borrowers’ consolidated financial condition and Borrowers’ consolidated results of operations. There has not been any material deterioration in Borrowers’ consolidated financial condition since the date of the most recent financial statements submitted to Bank.

     5.5 Solvency. The Borrowers, on a consolidated basis, are not left with unreasonably small capital after the transactions in this Agreement; and the Borrowers, on a consolidated basis, are able to pay their debts (including trade debts) as they mature.

     5.6 Regulatory Compliance. No Borrower is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act. No Borrower is engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). All Borrowers have complied in all material respects with the Federal Fair Labor Standards Act. No Borrower has violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of any Borrower’s or any Subsidiary’s properties or assets has been used by any Borrower or any Subsidiary or, to the best of each Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Each Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Each Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

     5.7 Subsidiaries. No Borrower owns any stock, partnership interest or other equity securities, except for the Company’s ownership of Blackboard Tennessee, LLC, Bb Acquisition Corporation, Bb Management LLC, Blackboard International Holdings, Inc., Blackboard International B.V., and for Permitted Investments.

     5.8 Full Disclosure. No representation, warranty or other statement of any Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

     6 AFFIRMATIVE COVENANTS

     Borrowers will do all of the following:

     6.1 Government Compliance. Each Borrower will maintain its and all Subsidiaries’ corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on any Borrower’s business or operations. Each Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on any Borrower’s business or operations or cause a Material Adverse Change.

     6.2 Financial Statements, Reports, Certificates.

     The Company will deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a Company prepared consolidated balance sheet and income statement covering Company’s consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but no later than one hundred twenty (120) days after the end of Company’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) within ten (10) days of filing, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against any Borrower or any Subsidiary that could result in damages or costs to any Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000.00) or more; (v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of any Borrower in or to any Copyright,

Patent or Trademark not shown in any intellectual property security agreement between any Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property; and (vi) previously prepared budgets, sales projections operating plans, and other financial information Bank reasonably requests from time to time.

     Within thirty (30) days after the last day of each month, the Company will deliver to Bank a consolidated Borrowing Base Certificate signed by a Responsible Officer in the form of EXHIBIT C, and an aged listings of accounts receivable for each Borrower.

     Within thirty (30) days after the last day of each month, the Company will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT D.

     Bank has the right to audit Borrowers’ Accounts at Borrowers’ expense at any time that Advances or Letters of Credit are outstanding, but the audits will be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing.

     6.3 Inventory; Returns. Each Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between any Borrower and its account debtors will follow each Borrower’s customary practices as they exist at the Closing Date. Borrowers must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than One Hundred Thousand Dollars ($100,000.00), provided, however, that the Company shall not be obligated to upgrade or maintain items of Inventory that have become obsolete.

     6.4 Taxes. Each Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment, other than those taxes being contested in good faith with adequate reserves under GAAP. Borrowers further agree that all unpaid and delinquent sales taxes will be paid in full on or before December 31, 2001 and the Company will provide Bank with evidence of such payment.

     6.5 Insurance. Each Borrower will keep its business and the Collateral insured for risks and in amounts, in accordance with the customs and practices of similarly situated companies. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender’s loss payable endorsement showing Bank as a loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank’s request, each Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank’s option, be payable to Bank on account of the Obligations.

     6.6 Primary Accounts. Each Borrower will maintain its primary operating accounts with Bank.

     6.7 Financial Covenants.

     The Company, on a consolidated basis, will maintain as of the last day of each month, unless otherwise noted:

     (a)  Quick Ratio. A ratio of Quick Assets to Current Liabilities plus long term Indebtedness in favor of Bank, less deferred revenue, at least 1.5 to 1.0.

     (b)  Minimum Revenue. Minimum Revenue, based on the most recent quarterly financial statement delivered to Bank pursuant to Section 6.2 of this Agreement of not less than the following amounts for the following periods:

$11,400,000 for the quarter ending September 30, 2001;

$12,700,000 for the quarter ending December 31, 2001;

$13,400,000 for the quarter ending March 31, 2002;

$14,700,000 for the quarter ending June 30, 2002;

$16,200,000 for the quarter ending September 30, 2002; and

$16,900,000 for the quarter ending December 31, 2002.

          (c) Profitability. Commencing with the Company’s fourth quarter of fiscal year 2002 and for each quarter thereafter, the Company will have on a consolidated basis a minimum net profit of $1.

     6.8 Intellectual Property Rights. Borrowers will: (i) protect, defend and maintain the validity and enforceability of the Intellectual Property; (ii) promptly advise Bank in writing of material infringements of the Intellectual Property; and (iii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public in a manner inconsistent with the Company’s strategic business plan without Bank’s written consent (all of the preceding (i), (ii) and (iii) being called “Intellectual Property Rights”).

     6.9 Loss, Destruction or Damage.

     Borrowers will bear the risk of the Financed Equipment being lost, stolen, destroyed, or damaged. If during the term of this Agreement any item of Financed Equipment is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period equal to at least the remainder of the term of this Agreement (an “Event of Loss”), then in each case, Borrowers:

          (a) prior to the occurrence of an Event of Default, at Borrowers’ option, will (i) pay to Bank on account of the Obligations all accrued interest to the date of the prepayment, plus all outstanding principal, plus the Final Payment; or (ii) repair or replace any Financed Equipment subject to an Event of Loss provided the repaired or replaced Financed Equipment is of equal or like value to the Financed Equipment subject to an Event of Loss and provided further that Bank has a first priority perfected security interest in such repaired or replaced Financed Equipment.

          (b) during the continuance of an Event of Default, on or before the Payment Date after such Event of Loss for each such item of Financed Equipment subject to such Event of Loss, Borrowers will, at Bank’s option, pay to Bank an amount equal to the sum of: (i) all accrued and unpaid Scheduled Payments (with respect to such Equipment Advance related to the Event of Loss) due prior to the next such Payment Date, (ii) all Regularly Scheduled Payments (including principal and interest), (iii) the Final Payment plus (iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

          (c) On the date of receipt by Bank of the amount specified above with respect to each such item of Financed Equipment subject to an Event of Loss, this Agreement shall terminate as to such Financed Equipment. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section, Bank shall promptly remit to Borrowers the amount in excess of the amount owed to Bank.

     6.10 Further Assurances. Borrowers will execute any further instruments and take further action as Bank requests to perfect or continue Bank’s security interest in the Collateral or to effect the purposes of this Agreement.

7 NEGATIVE COVENANTS

     Borrowers will not do any of the following without the Bank’s written consent, which will not be unreasonably withheld:

     7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property,

including without limitation, Transfers to a Subsidiary which is not a party to this Agreement, other than a Transfer (i) of Inventory in the ordinary course of business; (ii) of exclusive or non-exclusive licenses and similar arrangements for the use of the property of any Borrower or its Subsidiaries in the ordinary course of business; (iii) of worn-out or obsolete Equipment, or (iv) which is a Permitted Investment.

     7.2 Changes in Business, Ownership, Management or Business Locations. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by any Borrower or reasonably related thereto or have a material change in its ownership (other than the sale of any Borrower’s equity securities in a public offering or to venture capital investors approved by Bank) or management. Borrowers will not, without at least thirty (30) days prior written notice to Bank, relocate its principal executive office or add any new offices outside of its current location or add any new business locations.

     7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may be merged into another Subsidiary and/or into another Borrower.

     7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

     7.5 Encumbrance. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit Bank’s first priority security interest in the Collateral to change.

     7.6 Investments; Distributions. (i) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except for repurchases of stock from former employees or directors of any Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases.

     7.7 Transactions with Affiliates. Directly or indirectly enter or permit any material transaction with any Affiliate, except (i) transactions that are in the ordinary course of a Borrower’s business, on terms less favorable to any Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, and (ii) transactions under agreements existing as of the date hereof with investors or members of any Borrower’s senior management that such Borrower is legally obligated to perform.

     7.8 Subordinated Debt. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank’s prior written consent.

     7.9 Compliance. Undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower’s business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8 EVENTS OF DEFAULT

     Any one of the following is an Event of Default:

     8.1 Payment Default. Borrowers fail to pay any of the Obligations within three (3) Business Days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

     8.2 Covenant Default. Borrowers fail to perform any obligation in Section 6 or violate any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between any Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within ten (10) Business Days after it occurs, or if the default cannot be cured within ten (10) Business Days or cannot be cured after Borrowers’ attempt in the ten (10) Business Day period, and the default may be cured within a reasonable time, then Borrowers have an additional time, (of not more than thirty (30) days) to attempt to cure the default. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

     8.3 Material Adverse Change. (i) A material impairment in the perfection or priority of the Bank’s security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance occurs; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrowers (when taken as a group) occurs; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations occurs;

     8.4 Attachment. (i) Any material portion of any Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) any Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of any Borrower’s assets; or (iv) a notice of lien, levy, or assessment is filed against any Borrower’s assets by any government agency and not paid within ten (10) days after such Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extension will be made during the cure period);

     8.5 Insolvency. (i) Borrowers, on a consolidated basis, become insolvent; (ii) any Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against any Borrower and not dismissed or stayed within forty five (45) days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

     8.6 Misrepresentations. If any Borrower or any Person acting for any Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9 BANK’S RIGHTS AND REMEDIES

     9.1 Rights and Remedies. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

          (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

          (b) Stop advancing money or extending credit for any Borrower’s benefit under this Agreement or under any other agreement between any Borrower and Bank;

          (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

          (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrowers will assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Each Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

          (e) Apply to the Obligations any (i) balances and deposits of any Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of any Borrower;

          (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, each Borrower’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, each Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit; and

          (g) Dispose of the Collateral according to the Code.

          9.2 Power of Attorney. When an Event of Default occurs and continues, each Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse each Borrower’s name on any checks or other forms of payment or security; (ii) sign each Borrower’s name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under each Borrower’s insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign each Borrower’s name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank’s appointment as each Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

          9.3 Accounts Collection. When an Event of Default occurs and continues and notice thereof has been given by Bank to the Company if required under this Agreement, Bank may notify any Person owing any Borrower money of Bank’s security interest in the funds and verify the amount of the Account. Each Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

          9.4 Bank Expenses. If any Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

          9.5 Bank’s Liability for Collateral. If Bank complies with reasonable banking practices, it is not liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrowers bear all risk of loss, damage or destruction of the Collateral.

          9.6 Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

          9.7 Demand Waiver. Each Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which any Borrower is liable.

10 NOTICES

     All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11 CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER

     Virginia law governs the Loan Documents without regard to principles of conflicts of law. Borrowers and Bank each submit to the exclusive jurisdiction of the State and Federal courts in the Commonwealth of Virginia provided, however, that if for any reason the Bank can not avail itself of the courts of the Commonwealth of Virginia, the Borrowers and Bank each submit to the jurisdiction of the State and Federal Courts in Santa Clara County, California.

BORROWERS AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12 GENERAL PROVISIONS

     12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrowers may not assign this Agreement or any rights or Obligations under it without Bank’s prior written consent which may be granted or withheld in Bank’s discretion. Bank has the right, without the consent of or notice to Borrowers, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

     12.2 Indemnification. Borrowers will indemnify, defend and hold harmless Bank and its officers, employees and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrowers (including reasonable attorneys’ fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.

     12.3 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

     12.4 Severability of Provision. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

     12.5 Amendments in Writing, Integration. All amendments to this Agreement must be in writing signed by both Bank and Borrowers. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersedes prior or contemporaneous negotiations or agreements, including, without limitation, the Original Loan Agreement. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

     12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

     12.7 Survival. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligation of Borrowers in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

     12.8 Confidentiality. In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank’s subsidiaries or affiliates in connection with their present or prospective business relations with Borrowers; (ii) to prospective transferees or purchasers of any interest in the Loans, provided, however that prior to any Event of Default, Borrowers shall have the right to approve any such prospective transferees or purchasers, which approval shall not be unreasonably withheld or conditioned; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank’s examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

     12.9 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between any Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

13 DEFINITIONS

          13.1 Definitions.

          “Accounts” are all existing and later arising accounts, contract rights, and other obligations owed any Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by any Borrower and Borrower’s Books relating to any of the foregoing.

          “Advance” or “Advances” is a loan advance (or advances) under the Committed Revolving Line.

          “Affiliate” of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

          “Basic Rate” is nine percent (9.0%) per annum, provided that all Outstanding Equipment Advances shall continue to accrue interest at the current rate of interest thereto as set forth on Schedule 2.4.

          “Bank Expenses” are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys’ fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

          “Borrower’s Books” are all Borrowers’ books and records including ledgers, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

          “Borrowing Base” is eighty percent (80%) of Eligible Accounts, as determined by Bank from the Company’s most recent consolidated Borrowing Base Certificate.

          “Borrowing Base Certificate” is EXHIBIT C.

          “Business Day” is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

          “Cash Management Services” are defined in Section 2.3.

          “Closing Date” is the date of this Agreement.

          “Code” is the Virginia Uniform Commercial Code.

          “Collateral” is the property described on EXHIBIT A.

          “Commitment Termination Date” is October 5, 2002.

          “Committed Equipment Line” is a Credit Extension of up to Three Million Dollars ($3,000,000).

          “Committed Revolving Line” is a Credit Extension of up to Eight Million Dollars ($8,000,000).

          “Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designed to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

          “Copyrights” are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

          “Credit Extension” is each Advance, Equipment Advance, Letter of Credit or any other extension of credit by Bank for any Borrower’s benefit.

          “Current Assets” are amounts that under GAAP should be included on that date as current assets on the Company’s consolidated balance sheet.

          “Current Liabilities” are the aggregate amount of Borrowers’ Total Liabilities which mature within one (1) year.

          “Eligible Accounts” are Accounts in the ordinary course of a Borrower’s business that meet all Borrowers’ representations and warranties in Section 5.2; but Bank may change eligibility standards by giving the Company thirty (30) days prior written notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

               (a) Accounts that the account debtor has not paid within ninety (90) days of invoice date;

               (b) Accounts for an account debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

               (c) Credit balances over ninety (90) days from invoice date;

               (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrowers exceed twenty-five percent (25%) of all Accounts;

               (e) Accounts for which the account debtor does not have its principal place of business in the United States in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate;

               (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality, other than state or local educational institutions or their affiliates or governing bodies;

               (g) Accounts for which any Borrower owes the account debtor, but only up to the amount owed (sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts);

               (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor’s payment may be conditional;

               (i) Accounts for which the account debtor is any Borrower’s Affiliate, officer, employee, or agent;

               (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (k) Accounts for which Bank reasonably determines collection to be doubtful.

          “Eligible Equipment” is general purpose computer equipment, office equipment, test and laboratory equipment, furnishings, and, subject to the limitations set forth below, Other Equipment that complies with all of Borrowers’ representations and warranties to Bank and which is acceptable to Bank in all respects. All Equipment financed with the proceeds of Equipment Advances shall be new, provided that Bank, in its sole discretion, may finance used equipment.

          “Equipment” is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which any Borrower has any interest.

          “Equipment Advance” is defined in Section 2.4.

          “Equipment Term Note” means that certain Equipment Term Note of even date herewith in the principal amount of Three Million Dollars ($3,000,000) from Borrowers in favor of Bank, together with all renewals, amendments, modifications and substitutions therefore.

          “ERISA” is the Employment Retirement Income Security Act of 1974, and its regulations.

          “Financed Equipment” is defined in the Loan Supplement.

          “Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest) due on the Maturity Date of each Outstanding Equipment Advance, equal to the original amount of each Outstanding Equipment Advance multiplied by five percent (5.0%).

          “Funding Date” is any date on which an Equipment Advance is made to or on account of any Borrower.

          “GAAP” is generally accepted accounting principles.

          “Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

          “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

          “Intellectual Property” is:

               (a) Copyrights, Trademarks and Patents including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use thereof;

               (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

               (c) All design rights which may be available to any Borrower now or later created, acquired or held;

               (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above; and

               (e) All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

          “Inventory” is present and future inventory in which any Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of any Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

          “Investment” is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

          “Letter-of-credit right” means a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

          “Lien” is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

          “Loan Amount” is the aggregate amount of the Equipment Advance.

          “Loan Documents” are, collectively, this Agreement, the Revolving Promissory Note, the Equipment Term Note, any note, or notes or guaranties executed by any Borrower, and any other present or future agreement between any Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

          “Loan Factor” is the percentage which results from amortizing the Equipment Advance over the Repayment Period, using the Basic Rate as the interest rate.

          “Loan Supplement” is attached as EXHIBIT C.

          “Material Adverse Change” has been defined in Section 8.3 hereof.

          “Maturity Date” is, with respect to each Equipment Advance, the last day of the Repayment Period for such Equipment Advance, or if earlier, the date of acceleration of such Equipment Advance by Bank following an Event of Default.

          “Obligations” are debts, principal, interest, Bank Expenses and other amounts any Borrower owes Bank now or later, including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of any Borrower assigned to Bank.

          “Original Loan Agreement” means that certain Loan and Security Agreement dated June 30, 2000 by and between the Company and Bank, as thereafter amended from time to time prior to the Closing Date.

          “Original Stated Cost” is (i), the original cost to Borrowers of the item of new Equipment net of any and all freight, installation, tax or (ii) the fair market value assigned to such item of used Equipment by mutual agreement of Borrowers and Bank at the time of making of the Equipment Advance.

          “Other Equipment” is leasehold improvements, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for a Borrower, other intangible property, limited use property and other similar property. Unless otherwise agreed to by Bank, not more than thirty five percent (35%) of the Committed Equipment Line shall consist of Other Equipment.

          “Patents” are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same.

          “Permitted Indebtedness” is:

               (a) Borrowers’ indebtedness to Bank under this Agreement or the Loan Documents;

               (b) Indebtedness existing on the Closing Date and shown on the Schedule;

               (c) Subordinated Debt;

               (d) Indebtedness to trade creditors incurred in the ordinary course of business;

               (e) Indebtedness secured by Permitted Liens;

               (f) Indebtedness of any Borrower to any other Borrower or Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of any Borrower (provided that the primary obligations are not prohibited hereby), and Indebtedness of any Subsidiary to any other Borrower or Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of any other Borrower or Subsidiary (provided that the primary obligations are not prohibited hereby);

               (g) Other Indebtedness not otherwise permitted by Section 7.4 not exceeding Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate outstanding at any time; and

               (h) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon any Borrower or its Subsidiary, as the case may be.

          “Permitted Investments” are:

               (a) Investments shown on the Schedule and existing on the Closing Date;

               (b) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within one (1) year from its acquisition, (ii) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., and (iii) Bank’s certificates of deposit issued maturing no more than one (1) year after issue, and (iv) any Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved by Bank;

               (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of a Borrower’s business;

               (d) Investments accepted in connection with Transfers permitted by Section 7.1;

               (e) Investments of Borrower in or to other Subsidiaries or a Borrower and Investments by any Borrower in Subsidiaries not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year;

               (f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of a Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by such Borrower’s Board of Directors; and

               (g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business.

          “Permitted Liens” are:

               (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

               (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrowers maintain adequate reserves on their books, if they have no priority over any of Bank’s security interests;

               (c) Purchase money Liens (i) on Equipment acquired or held by a Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

               (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of any Borrower’s business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

               (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

               (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7;

               (g) Liens in favor of other financial institutions arising in connection with any Borrower’s deposit accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit accounts; and

               (h) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a material adverse effect on Borrowers and its Subsidiaries taken as a whole.

          “Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

          “Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

          “Quick Assets” is, on any date, the Borrowers’ consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of less than twelve (12) months determined according to GAAP.

          “Registered Organization” an organization organized solely under the law of a single state or the United States and as to which the state or the United States must maintain a public record showing the organization to have been organized.

          “Repayment Period,” as to the Equipment Advances, is thirty six (36) months for Eligible Equipment and twenty four (24) months for Other Equipment.

          “Responsible Officer” is each of the Chief Executive Officer, the President, the Chief Financial Officer, General Counsel and Vice President of Finance.

          “Revolving Maturity Date” is October 4, 2002.

          “Revolving Promissory Note” means that certain Revolving Promissory Note of even date herewith in the maximum principal amount of Eight Million Dollars ($8,000,000) from Borrowers in favor of Bank, together with all renewals, amendments, modifications and substitutions, therefore.

          “Schedule” is the attached schedule.

          “Subordinated Debt” is debt incurred by any Borrower subordinated to Borrowers’ indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

          “Subsidiary” is for any Person, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person and “Subsidiaries” means collectively all of such subsidiaries.

          “Supporting Obligation” means a Letter-of-credit right, secondary obligation or obligation of a secondary obligor or that supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument or investment property.

          “Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on the Company’s consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

          “Trademarks” are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of any Borrower connected with the trademarks.

[SIGNATURES ARE ON THE FOLLOWING PAGE]

BORROWERS:

BLACKBOARD INC.

By:	/s/ Peter Q. Repetti

Name: Peter Q. Repetti
Title: CFO

BLACKBOARD ACQUISITION COMPANY, LLC

By:	/s/ Michael L. Chasen

Name: Michael L. Chasen
Title: President & CEO

BLACKBOARD CAMPUSWIDE, INC.

By:	/s/ Michael L. Chasen

Name: Michael L. Chasen
Title: President & CEO

BLACKBOARD ICOLLEGE, INC.

By:	/s/ Michael L. Chasen

Name: Michael L. Chasen
Title: President & CEO

AT&;T CAMPUSWIDE ACCESS SOLUTIONS, INC.

By:	/s/ Michael L. Chasen

Name: Michael L. Chasen
Title: President & CEO

AT&;T CAMPUSWIDE ACCESS SOLUTIONS OF TEXAS, INC.

By:	/s/ Michael L. Chasen

Name: Michael L. Chasen
Title: President & CEO

BANK:

SILICON VALLEY BANK

By:	/s/ Shawn E. Goodman

Name: Shawn E. Goodman
Title: VP

SILICON VALLEY BANK

By:

Name:
Title:

EXHIBIT A

DESCRIPTION OF COLLATERAL

     The Collateral consists of all of each Borrower’s right, title and interest in and to the following:

     All goods and equipment as defined in the Uniform Commercial Code now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All Inventory as defined in the Uniform Commercial Code and includes, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returns upon any accounts or other Proceeds, , resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All Accounts as defined in the Uniform Commercial Code and includes now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefore, as well as all merchandise returned to or reclaimed by Borrower;

     All Letter-Of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower’s Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Supporting Obligations and all of the Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and Proceeds thereof.

EXHIBIT B

LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION	DATE:

FAX#: (781) 431-9906	TIME:

FROM:

CLIENT NAME (BORROWER)

REQUESTED BY:

AUTHORIZED SIGNER’S NAME

AUTHORIZED SIGNATURE:

PHONE NUMBER:

FROM ACCOUNT #		TO ACCOUNT #

REQUESTED TRANSACTION TYPE	REQUEST DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)	$

PRINCIPAL PAYMENT (ONLY)	$

INTEREST PAYMENT (ONLY)	$

PRINCIPAL AND INTEREST (PAYMENT)	$

OTHER INSTRUCTIONS:

All Borrowers’ representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

BANK USE ONLY
TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

Authorized Requester	Phone #

Received By (Bank)	Phone #

Authorized Signature (Bank)

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EXHIBIT C

BORROWING BASE CERTIFICATE

Borrowers:	BLACKBOARD INC. AND AFFILIATES	Lender:	Silicon Valley Bank
Commitment Amount:	$8,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of	$

2.	Additions (please explain on reverse)	$

3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days from invoice date	$

5.	Balance of 50% over 90 day accounts	$

6.	Credit balances over 90 days	$

7.	Concentration Limits	$

8.	Foreign Accounts (over $500,000)	$

9.	Governmental Accounts	$

10.	Contra Accounts	$

11.	Promotion or Demo Accounts	$

12.	Intercompany/Employee Accounts	$

13.	Other (please explain on reverse)	$

14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

15.	Eligible Accounts (#3 minus #14)	$

16.	LOAN VALUE OF ACCOUNTS (80% of #15)	$

BALANCES
17.	Commitment Amount		$8,000,000

18.	Total Funds Available [Lesser of #17 or #16]	$

19.	Present balance owing on Line of Credit	$

20.	Outstanding under Sublimits	$

21.	RESERVE POSITION (#18 minus #19 and #20)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:

Authorized Signer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK

FROM: BLACKBOARD INC. AND ITS SUBSIDIARIES

     The undersigned authorized officer of Blackboard Inc. certifies that under the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (i) Borrowers are in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
A/R Agings and Borrowing Base Certificate	Monthly within 30 days	Yes	No

Financial Covenant	Required		Actual		Complies

Maintain on a Monthly Basis:
Minimum Quick Ratio		1.50:1.0		:1.0	Yes	No
Maintain on a Quarterly Basis:
Minimum Revenue:
9/30/01		$11,400,000	$		Yes	No

12/31/01		$12,700,000	$		Yes	No

3/31/02		$13,400,000	$		Yes	No

6/30/02		$14,700,000	$		Yes	No

9/30/02		$16,200,000	$		Yes	No

12/31/02		$16,900,000	$		Yes	No

Profitability 12/31/02 and thereafter	$		$		Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
Authorized Signer
Signature	Date:

Title	Verified
Authorized Signer

Date	Date:
	Compliance Status:	Yes No

EXHIBIT E

FORM OF LOAN AGREEMENT SUPPLEMENT

LOAN AGREEMENT SUPPLEMENT No. [ ]

LOAN AGREEMENT SUPPLEMENT No. [ ], dated       , 200     (“Supplement”), to the Loan and Security Agreement dated as of        , 2001 (the “Loan Agreement) by and among the undersigned (“Borrowers”), and Silicon Valley Bank (“Bank”).

Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

To secure the prompt payment by Borrowers of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrowers of all the terms contained in the Loan Agreement, Borrowers grant Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.

The proceeds of the Loan should be transferred to Company’s account with Bank set forth below:

Bank Name:	Silicon Valley Bank
Account No.:

Borrowers hereby certify that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the Basic Rate applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrowers in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrowers and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK

By:		By:

	Name:		Name:

	Title:		Title:

Annex A - Description of Financed Equipment
Annex B - Loan Terms Schedule

Annex A to Exhibit E

The Financed Equipment being financed with the Equipment Advance which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.

Description of Equipment:	Make	Model	Serial #	Invoice #

Annex B to Exhibit E

LOAN TERMS SCHEDULE #________

Loan Funding Date:           , 200

Original Loan Amount: $

Basic Rate: 9.00%

Loan Factor:            %

Scheduled Payment Dates and Amounts*:

One (1) payment of $ due payment of $ due monthly in advance from through .

Maturity Date:

Payment No.	Payment Date

1
2
3
4
...
35
[36]
...
*

*	/ The amount of each Scheduled Payment will change as the Loan Amount changes.

SCHEDULE 2.4

Outstanding Equipment Advances:

				Final Payment
Note Numbers	Original Loan Amount:	Basic Rate:	Maturity Date:	Percentage:

1100068718	$151,962.34	Prime +1% Floating	March 14, 2002	N/A
1100087850	$1,000,241.20	9.38 (Fixed)	August 1, 2003	5%
1100092258	$528,921.47	8.88% (Fixed)	November 1, 2003	5%

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FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of January 11, 2002, by and among (i) SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East” (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, (ii) BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), (ii) BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), (iii) BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, (iv) BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N..W., Washington, D.C. 20036, (v) AT&T CAMPUSWIDE ACCESS SOLUTIONS, INC., a Delaware corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036, (vi) AT&T CAMPUSWIDE ACCESS SOLUTIONS OF TEXAS, INC., a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each an “Original Borrower” and collectively, the “Original Borrowers”), and Bb ACQUISITION CORP., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (the “New Borrower” and together with the Original Borrowers, each a “Borrower” and collectively, the “Borrowers”).

RECITALS.

     A.     The Original Borrowers and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5,

2001 (the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the maximum principal amount of Eight Million Dollars ($8,000,000) to be used by the Original Borrowers for working capital needs and general corporate purposes and an equipment line of credit in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Original Borrowers for the purchase of equipment all as more fully described in the Loan Agreement.

     B.     The Original Borrowers have requested that Bank consent to the purchase of certain assets by New Borrower pursuant to that certain Asset Purchase Agreement dated December 28, 2001 between the Company and the New Borrower, as purchaser and George Washington University, as seller (the “Asset Purchase Agreement”) and that the Bank consent to the execution and delivery by the Company of a Subordinated Promissory Note in the original principal amount of Three Million Dollars (3,000,000) dated January 11, 2002 in favor of George Washington University as partial consideration for the assets purchased pursuant to the Asset Purchase Agreement (the “Subordinated Note”), which Subordinated Note shall be subordinate to the Obligations under terms which shall be satisfactory to Bank and its counsel in their sole discretion, and Bank has agreed to consent to the Asset Purchase Agreement and the Subordinated Note pursuant to that certain Consent from Bank to the Company dated January 11, 2002, on the condition, among others, that Borrowers execute and deliver this Agreement to cause New Borrower to join as a joint and several co-maker on the Obligations, encumber substantially all of its assets to secure the Obligations, free and clear of all Liens, and be added as a party to each of the Loan Documents, including, but not limited to, the Loan Agreement.

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     C.     All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

     1.     Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

     2.     Grant of Security Interest. New Borrower hereby assigns, pledges and grants to Bank, and agrees that Bank shall have a perfected and continuing first lien security interest in all of the collateral described in Exhibit A attached hereto (the “Collateral”). The Bank’s lien on the assets of New Borrower granted under this paragraph shall be subject only to the Permitted Liens. New Borrower individually represents and warrants to Bank that its principal place of business and the addresses where the Collateral is kept is as set forth in the introductory paragraph to this Agreement.

     3.     Assumption of Obligations. New Borrower promises and agrees to perform each and all of the covenants, agreements and obligations in the Loan Documents to be performed by the Original Borrowers, at the times, in the manner and in all respects as provided therein, and to be bound by each and all of the terms and provisions of the Loan Agreement as though the Loan Agreement had originally been jointly and severally made by the Original Borrowers and the New Borrower. All of the Borrowers shall remain liable for the performance of each and all

3

of the covenants, agreements and obligations in the Loan Documents to be performed by the Borrowers. All references in the Financing Agreement and in any of the Loan Documents to the “Borrower” and/or “Borrowers” shall hereafter be deemed to include the New Borrower.

     4.     Representations and Warranties. New Borrower hereby issues, makes, ratifies and confirms the representations, warranties and covenants, as applicable to it, contained in the Loan Documents as of the date hereof, and further represents, warrants and covenants to Bank as follows:

          (a) Good Standing. New Borrower (a) is a corporation duly organized, existing, in good standing and a Registered Organization under the laws of the State of Delaware, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership of its property requires that it be so qualified.

          (b) Power and Authority. New Borrower has full power and authority to execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents executed and delivered by New Borrower.

          (c) Binding Agreements. This Agreement and each of the other Loan Documents executed and delivered by New Borrower have been properly executed by New Borrower, constitute valid and legally binding obligations of New Borrower, and are fully enforceable against New Borrower in accordance with their respective terms.

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          (d) Litigation. There are no actions or proceedings pending or, to New Borrower’s knowledge, threatened by or against New Borrower before any court or administrative agency in which any adverse decision could have a Material Adverse Effect or a Material Adverse Effect on New Borrower’s interest or Bank’s security interest in the Collateral.

          (e) No Conflicting Agreements. There is (a) no charter, by-law, or preference stock provision of New Borrower and no provision of any existing mortgage, indenture, contract or material agreement binding on New Borrower or affecting its property, and (b) to the knowledge of New Borrower no provision of law or order of court binding upon New Borrower, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by New Borrower or which would be violated as a result of such execution, delivery or performance.

     5.     Solvency. The Borrowers represent that the Borrowers, on a consolidated basis, are not left with unreasonably small capital after the transactions in this Agreement; and the Borrowers, on a consolidated basis, are able to pay their debts (including trade debts) as they mature.

     6.     Qualification to Do Business in the District of Columbia. Borrowers agree that they will take all necessary steps to qualify Bb Acquisition Corp. to do business in the District of Columbia and that they will provide Bank with evidence satisfactory to the Bank and its counsel of such qualification to do business in the District of Columbia within thirty (30) days of the date of this Agreement. Failure to provide the Bank with such evidence of Bb Acquisition Corp.’s qualification to do business in the District of Columbia shall constitute an Event of Default for purposes of the Loan Documents.

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     7.     Conditions Precedent. This Agreement shall become effective on the date the Bank receives the following documents, each of which shall be satisfactory in form and substance to the Bank:

          (a) The Third Amended and Restated Revolving Promissory Note (the “Replacement Revolving Note”) issued and delivered by the Borrowers in the form of EXHIBIT B attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Eight Million Dollars ($8,000,000);

          (b) The Third Amended and Restated Equipment Term Note (the “Replacement Equipment Note”) issued and delivered by the Borrowers in the form of EXHIBIT C attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Three Million Dollars ($3,000,000);

          (c) All documents and instruments (including, without limitation, UCC-1 financing statements and UCC-3 termination statements) required to be filed, registered or recorded in order to create, in favor of Bank, a perfected first Lien in the Collateral (subject only to the Permitted Liens), in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, along with such evidence as Bank may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full;

          (d) A certificate dated as of the date hereof by the Secretary or Assistant Secretary of New Borrower covering:

6

               (i) true and complete copies of New Borrower’s corporate charter and bylaws and all amendments thereto;

               (ii) true and complete copies of the resolutions of New Borrower’s Board of Directors authorizing (i) the execution, delivery and performance of the Loan Documents, (ii) the borrowings by New Borrower under the Loan Agreement and (iii) the granting of the Liens contemplated by this Agreement and any of the Loan Documents to which New Borrower is a party; and

               (iii) the incumbency, authority and signatures of the officers of New Borrower authorized to sign this Agreement and the other Loan Documents to which New Borrower is a party;

          (e) Such other information, instruments, opinions, documents, certificates and reports as the Bank may deem necessary.

     8.     Replacement Revolving Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Revolving Note in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note, and the Replacement Revolving Note shall be the “Revolving Promissory Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Original Borrowers after the execution and delivery of the Replacement Revolving Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Revolving Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Revolving Promissory Note, provided, however, that the terms of the Replacement

7

Revolving Note are intended to supercede and replace all terms of the issued and outstanding Revolving Promissory Note.

     9.     Replacement Equipment Term Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Equipment Note in substitution for and not satisfaction of, the issued and outstanding Equipment Term Note, and the Replacement Equipment Note shall be the “Equipment Term Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Original Borrowers after the execution and delivery of the Replacement Equipment Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Equipment Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Equipment Term Note, provided, however, that the terms of the Replacement Equipment Note are intended to supercede and replace all terms of the issued and outstanding Equipment Term Note.

     10.     Cross Default to other Indebtedness and Subordinated Note. Notwithstanding anything provided in the Loan Documents to the contrary, Borrowers and Bank acknowledge and agree that (i) the occurrence of a default or event of default under any Indebtedness of the Borrowers to any other Person other than Indebtedness incurred in the ordinary course of business, or (ii) the occurrence of an “Event of Default” (as such term is defined in the Subordinated Note) under the Subordinated Note, shall constitute an Event of Default under the terms of the Loan Documents and Bank shall have the right to exercise all of its default rights and remedies provided for under the Loan Documents, provided, that Bank acknowledges that the Company shall have the right to withhold payments under the Subordinated Note as provided

8

for under the terms of the Subordinated Note for good faith claims of damages or indemnification under Article 10 of the Asset Purchase Agreement in the amount of such claims and that such withholding of payments under the Subordinated Note shall not constitute an Event of Default for purposes of the Loan Documents provided there is no dispute between the Company and George Washington University as to whether payments on the Subordinated Note are properly being withheld pursuant to the terms of the Subordinated Note and Article 10 of the Asset Purchase Agreement.

     11.     Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     12.     Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     13.     Acknowledgments. The Borrowers hereby confirm to the Bank the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Person included in the term “Borrower” hereby issues, remakes, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents on and as of the date hereof, both

9

before and after giving effect to this Agreement except as may be modified by the provisions of this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

     14.     Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     15.     Right of Contribution. Without implying any limitation on the joint and several nature of the Obligations, the Bank agrees that, notwithstanding any other provision of this Agreement, the Persons included in the term “Borrowers,” may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the Credit Extensions under this Agreement. The Borrowers agree among themselves, and the Bank consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Credit Extensions received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Bank agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on

10

account of that indebtedness and otherwise. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security. Notwithstanding anything contained in this Agreement to the contrary, the amount covered by each Borrower under the Obligations shall be limited to an aggregate amount (after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Borrower in respect of the Obligations) which, together with other amounts owing by such Borrowers to the Bank under the Obligations, is equal to the largest amount that would not be subject to avoidance under any Insolvency Proceeding or any applicable provisions of any applicable, comparable state or other laws.

          (a) Each Person included in the term “Borrower” hereby represents and warrants to the Bank that each of them will derive benefits, directly and indirectly, from each Advance, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

          (b) Within ten (10) days following any request of the Bank so to do, each Person included in the term “Borrower” will furnish the Bank and such other persons as the Bank

11

may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Section 15.

     16.     Consistent Changes. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

[Signatures begin on following page]

12

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:	SILICON VALLEY BANK

/s/ Chris York	By:	/s/ Shawn E. Goodman	(SEAL)

Name: Shawn E. Goodman
Title: VP

WITNESS:	SILICON VALLEY BANK

/s/ [signature illegible]	By:	/s/ Maggie Garcia	(SEAL)

Name: Maggie Garcia
Title: Loan Admin. Team Leader

WITNESS/ATTEST:	BLACKBOARD INC.

/s/ [signature illegible]	By:	/s/ Peter Q. Repetti	(SEAL)

Name: Peter Q. Repetti
Title: CFO

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC

/s/ [signature illegible]	By:	/s/ Andrew H. Rosen	(SEAL)

Name: Andrew H. Rosen
Title: Vice President & Secretary

13

WITNESS/ATTEST:	BLACBOARD CAMPUSWIDE, INC.

/s/ [signature illegible]	By:	/s/ Andrew H. Rosen	(SEAL)

Name: Andrew H. Rosen
Title: Vice President & Secretary

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ [signature illegible]	By:	/s/ Andrew H. Rosen	(SEAL)

Name: Andrew H. Rosen
Title: Vice President & Secretary

WITNESS/ATTEST:	AT&T CAMPUSWIDE ACCESS
SOLUTIONS, INC.

/s/ [signature illegible]	By:	/s/ Andrew H. Rosen	(SEAL)

Name: Andrew H. Rosen
Title: Vice President & Secretary

WITNESS/ATTEST:	AT&T CAMPUSWIDE ACCESS
SOLUTIONS OF TEXAS, INC.

/s/ [signature illegible]	By:	/s/ Andrew H. Rosen	(SEAL)

Name: Andrew H. Rosen
Title: Vice President & Secretary

WITNESS/ATTEST:	Bb ACQUISITION CORP.

/s/ [signature illegible]	By:	/s/ Peter Q. Repetti	(SEAL)

Name: Peter Q. Repetti
Title: President

14

EXHIBIT A
DESCRIPTION OF COLLATERAL

The Collateral consists of all of each Borrower’s right, title and interest in and to the following:

     All goods and equipment as defined in the Uniform Commercial Code now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All Inventory as defined in the Uniform Commercial Code and includes, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returns upon any accounts or other Proceeds, , resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All Accounts as defined in the Uniform Commercial Code and includes now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefore, as well as all merchandise returned to or reclaimed by Borrower;

     All Letter-Of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower’s Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of

15

semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Supporting Obligations and all of the Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and Proceeds thereof.

16

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is effective as of October 4, 2002, by and among SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East” (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, and BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N..W., Washington, D.C. 20036, BLACKBOARD CAMPUSWIDE OF TEXAS, INC. (formerly known as AT&T Campuswide of Texas, Inc.), a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036 (collectively, the “Original Borrowers”) and BB ACQUISITION CORP., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each a “Borrower” and collectively, the “Borrowers”).

RECITALS.

     A.     The Borrowers and Bank are all parties to that certain Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001 (the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the maximum principal amount of Eight Million Dollars ($8,000,000) to be used by the

Borrowers for working capital needs and general corporate purposes and an equipment line of credit in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Borrowers for the purchase of equipment all as more fully described in the Loan Agreement.

     B.     The Borrowers have requested that Bank amend certain provisions of the Loan Agreement and Bank has agreed on the condition, among others, that Borrowers execute and deliver this Agreement.

     C.     All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

     1.     Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

     2.     Definitions. From and after the date hereof, the definitions of Commitment Termination Date and Revolving Maturity Date set forth in Section 13.1 of the Loan Agreement are amended and restated in their entirety as follows:

     “Commitment Termination Date” is February 17, 2003.

     “Revolving Maturity Date” is February 17, 2003.

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     3.     Financial Covenants. Sections 6.7(b) and (c) of the Loan Agreement are amended and restated in their entirety as follows:

(a) Minimum Revenue. Minimum Revenue, based on the most recent quarterly financial statement delivered to Bank pursuant to Section 6.2 of this Agreement of not less than the following amounts for the following periods:

$16,500,000 for the quarter ending September 30, 2002; and $16,700,000 for the quarter ending December 31, 2002.

(b) Profitability. Commencing with the last fiscal quarter of fiscal year 2002 and for each quarter thereafter, the Company will on a consolidated basis have a positive EBITDA. For purposes hereof, “EBITDA” means as to the Borrowers and their Subsidiaries for any period of determination thereof, the sum of (a) the net profit (or loss) determined in accordance with generally accepted accounting principles consistently applied, plus (b) interest expense and income tax provisions for such period, plus (c) depreciation and amortization of assets for such period.

     3.     Fees. In consideration of Bank’s agreement to enter into this Agreement, Borrowers will pay Bank at the time of execution of this Agreement, a fully earned, non-refundable fee of Seven Thousand Dollars ($7,000).

     4.     Conditions Precedent. This Agreement shall become effective on the date the Bank receives the following documents, each of which shall be satisfactory in form and substance to the Bank:

          (a) The Fourth Amended and Restated Revolving Promissory Note (the “Replacement Revolving Note”) issued and delivered by the Borrowers in the form of EXHIBIT B attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Eight Million Dollars ($8,000,000);

3

          (b) proof that Borrowers have paid all fees, costs and expenses to Bank in connection with this Agreement, including but not limited to the fee described in Section 3 and all the Bank’s reasonable attorneys fees and expenses; and

          (c) Such other information, instruments, opinions, documents, certificates and reports as the Bank may reasonably request.

     5.     Replacement Revolving Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Revolving Note in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note, and the Replacement Revolving Note shall be the “Revolving Promissory Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Borrowers after the execution and delivery of the Replacement Revolving Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Revolving Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Revolving Promissory Note, provided, however, that the terms of the Replacement Revolving Note are intended to supercede and replace all terms of the issued and outstanding Revolving Promissory Note.

     6.     Compliance Certificate. Exhibit D of the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto.

     7.     Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

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     8.     Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     9.     Acknowledgments. The Borrowers hereby confirm to the Bank the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Person included in the term “Borrower” hereby issues, remakes, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents on and as of the date hereof, both before and after giving effect to this Agreement except as may be modified by the provisions of this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

     10.     Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     11.     Consistent Changes. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

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[Signatures begin on following page]

6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:	SILICON VALLEY BANK

	By:	/s/ Shawn E. Goodman	(SEAL)

		Name:	Shawn E. Goodman
		Title:	VP

WITNESS:	SILICON VALLEY BANK

	By:		(SEAL)

Name:
Title:

WITNESS/ATTEST:	BLACKBOARD INC.
/s/ [signature illegible]
	By:	/s/ Michael L. Chasen	(SEAL)

Name: Michael L. Chasen
Title: Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC
By: Blackboard Inc., its Member
/s/ [signature illegible]
	By:	/s/ Michael L. Chasen	(SEAL)

Name: Michael L. Chasen
Title: Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.
/s/ [signature illegible]
	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

7

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.
/s/ [signature illegible]
	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE
OF TEXAS, INC.
/s/ [signature illegible]
	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

WITNESS/ATTEST:	BB ACQUISITION CORP.
/s/ [signature illegible]
	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

8

EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK

FROM: BLACKBOARD INC. AND ITS SUBSIDIARIES

     The undersigned authorized officer of Blackboard Inc. certifies that under the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (i) Borrowers are in complete compliance for the period ending _______ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
A/R Agings and Borrowing Base Certificate	Monthly within 30 days	Yes	No

Financial Covenant	Required		Actual		Complies

Maintain on a Monthly Basis:
Minimum Quick Ratio		1.50:1.0		____:1.0	Yes	No
Maintain on a Quarterly Basis:
Minimum Revenue:
9/30/02		$16,500,000	$		Yes	No

12/31/02		$16,700,000	$		Yes	No

Positive EBITDA
12/31/02 and thereafter	$		$		Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
Authorized Signer

Signature	Date:

Title	Verified
Authorized Signer

Date	Date:

	Compliance Status:		Yes	No

9

THIRD AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is effective as of February 17, 2003, by and among SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East” (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, and BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N..W., Washington, D.C. 20036, BLACKBOARD CAMPUSWIDE OF TEXAS, INC. (formerly known as AT&T Campuswide of Texas, Inc.), a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036 (collectively, the “Original Borrowers”) and BB ACQUISITION CORP., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each a “Borrower” and collectively, the “Borrowers”).

RECITALS.

     A.     The Borrowers and Bank are all parties to that certain Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 11, 2002, among Borrowers and Bank and that certain Second

Amendment to Amended and Restated Loan and Security Agreement dated as of October 4, 2002, among Borrowers and Bank (as the same may be amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the maximum principal amount of Eight Million Dollars ($8,000,000) to be used by the Borrowers for working capital needs and general corporate purposes and an equipment line of credit in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Borrowers for the purchase of equipment all as more fully described in the Loan Agreement.

     B.     The Borrowers have requested that Bank amend certain provisions of the Loan Agreement and Bank has agreed on the condition, among others, that Borrowers execute and deliver this Agreement.

     C.     All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

     1.     Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

2

     2.     Definitions. From and after the date hereof, the definition of Revolving Maturity Date set forth in Section 13.1 of the Loan Agreement is amended and restated in its entirety as follows:

          “Revolving Maturity Date” is April 5, 2003.

     3.     Conditions Precedent. This Agreement shall become effective on the date the Bank receives the following documents, each of which shall be satisfactory in form and substance to the Bank:

          (a) proof that Borrowers have paid all fees, costs and expenses to Bank in connection with this Agreement, including but not limited to all the Bank’s reasonable attorneys fees and expenses; and

          (b) Such other information, instruments, opinions, documents, certificates and reports as the Bank may reasonably request.

     4.     Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     5.     Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     6.     Acknowledgments. The Borrowers hereby confirm to the Bank the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree that the

3

execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Person included in the term “Borrower” hereby issues, remakes, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents on and as of the date hereof, both before and after giving effect to this Agreement except as may be modified by the provisions of this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

     7.     Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     8.     Consistent Changes. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

[Signatures begin on following page]

4

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:	SILICON VALLEY BANK

	By:	/s/ Megan Scheffel	(SEAL)

		Name:	Megan Scheffel
		Title:	VP

WITNESS:	SILICON VALLEY BANK

	By:		(SEAL)

Name:
Title:

WITNESS/ATTEST:	BLACKBOARD INC.
/s/ [signature illegible]
	By:	/s/ Michael L. Chasen	(SEAL)

Name: Michael L. Chasen
Title: Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC
By: Blackboard Inc., its Member
/s/ [signature illegible]
	By:	/s/ Michael L. Chasen	(SEAL)

Name: Michael L. Chasen
Title: Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.
/s/ [signature illegible]
	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

5

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE
OF TEXAS, INC.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

WITNESS/ATTEST:	BB ACQUISITION CORP.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Name: Andrew Rosen
Title: President

6

FOURTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is effective as of May 28, 2003, by and among SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East” (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, and BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, , having an address at 1899 L Street, N.W., Washington, D.C. 20036, BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036, BLACKBOARD CAMPUSWIDE OF TEXAS, INC. (formerly known as AT&T Campuswide of Texas, Inc.), a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036 (collectively, the “Original Borrowers”) and BB ACQUISITION CORP., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each a “Borrower” and collectively, the “Borrowers”).

RECITALS.

     A.     The Borrowers and Bank are all parties to that certain Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 11, 2002, among Borrowers and Bank, that certain Second

Amendment to Amended and Restated Loan and Security Agreement dated as of October 4, 2002, among Borrowers and Bank and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of February 17, 2003, among Borrowers and Bank (as the same may be amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish a revolving line of credit in the maximum principal amount of Eight Million Dollars ($8,000,000) to be used by Borrowers for working capital needs and general corporate purposes and an equipment line of credit in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Borrowers for the purchase of equipment all as more fully described in the Loan Agreement.

     B.     Borrowers have requested that Bank provide a supplemental committed equipment line of credit and modify certain provisions of the Loan Agreement, and Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrowers to Bank.

     C.     All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

     1.     Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

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     2.     Definitions.

          (a) From and after the date hereof the following definitions shall be added to Section 13.1 of the Loan Agreement:

“Committed Supplemental Equipment Line” means a Credit Extension of up to One Million Five Hundred Thousand Million Dollars ($1,500,000).

“Supplemental Closing Date” means May 28, 2003.

“Supplemental Commitment Termination Date” means February 28, 2004.

“Supplemental Equipment Advance” or “Supplemental Equipment Advances” has the meaning set forth in Section 2.4(c).

“Supplemental Equipment Term Note” means that certain Supplemental Equipment Term Note dated May 28, 2003 in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) from Borrowers in favor of Bank, together with all renewals, amendments, modifications and substitutions therefor.

          (b) From and after the date hereof, the definitions of “Basic Rate”, “Credit Extension”, “Eligible Accounts”, “Loan Documents”, “Loan Factor”, “Permitted Indebtedness”, “Permitted Investments”, “Repayment Period” and “Revolving Maturity Date” set forth in Section 13.1 of the Loan Agreement are amended and restated in their entirety as follows:

“Basic Rate” is (i) with respect to Equipment Advances, nine percent (9.0%) per annum and (ii) with respect to Supplemental Equipment Advances, seven and one half-percent (7.5%) per annum, provided that all Outstanding Equipment Advances shall continue to accrue interest at the current rate of interest thereto as set forth on Schedule 2.4.

“Credit Extension” is each Advance, Equipment Advance, Supplemental Equipment Advance, Letter of Credit or any other extension of credit by Bank for any Borrower’s benefit.

“Eligible Accounts” are Accounts in the ordinary course of a Borrower’s business that meet all Borrowers’ representations and warranties in Section 5.2; but Bank may change eligibility standards in its good faith business judgment by

3

giving the Company sixty (60) days prior written notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

(a) Accounts that the account debtor has not paid within ninety (90) days of invoice date;

(b) Accounts for an account debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

(c) Credit balances over ninety (90) days from invoice date;

(d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrowers exceed twenty-five percent (25%) of all Accounts;

(e) Accounts in excess of Seven Hundred Fifty Thousand Dollars ($750,000) in the aggregate for all account debtors for which the account debtors do not have their principal places of business in the United States and which are billed out of the United States office of a Borrower;

(f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality, other than state or local educational institutions or their affiliates or governing bodies;

(g) Accounts for which any Borrower owes the account debtor, but only up to the amount owed (sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts);

(h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor’s payment may be conditional;

(i) Accounts for which the account debtor is any Borrower’s Affiliate, officer, employee, or agent;

(j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and

(k) Accounts for which Bank reasonably determines collection to be doubtful.

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“Loan Documents” are, collectively, this Agreement, the Revolving Promissory Note, the Equipment Term Note, the Supplemental Equipment Term Note, any note, or notes or guaranties executed by any Borrower and any other present or future agreement between any Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

“Loan Factor” is the percentage which results from amortizing the Equipment Advance or Supplemental Equipment Advance over the Repayment Period, using the applicable Basic Rate as the interest rate.

“Permitted Indebtedness” is:

(a) Borrowers’ indebtedness to Bank under this Agreement or the Loan Documents;

(b) Indebtedness existing on the Closing Date and shown on the Schedule;

(c) Subordinated Debt;

(d) Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness secured by Permitted Liens;

(f) Indebtedness of any Borrower to any other Borrower and Contingent Obligations of any Borrower with respect to obligations of any other Borrower (provided that the primary obligations are not prohibited hereby);

(g) Indebtedness between any Subsidiary and any Borrower, including Contingent Obligations of any Borrower with respect to obligations of any Subsidiary (provided that the primary obligations are not prohibited hereby) in an aggregate amount not to exceed at any time Twelve Million Dollars ($12,000,000) (the “Intercompany Indebtedness Cap”), provided, however, that for purposes of calculating the Intercompany Indebtedness Cap, any Investments made by Borrower in any Subsidiary, where the Borrower making such Investment receives equity in such Subsidiary in an amount having a value reasonably equivalent to the amount of the Investment shall be excluded from the calculation of the Intercompany Indebtedness Cap;

(h) Other Indebtedness not otherwise permitted by Section 7.4 not exceeding Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate outstanding at any time; and

5

(i) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon any Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments shown on the Schedule and existing on the Closing Date;

(b) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within one (1) year from its acquisition, (ii) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., and (iii) Bank’s certificates of deposit issued maturing no more than one (1) year after issue, and (iv) any Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved by Bank;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of a Borrower’s business;

(d) Investments accepted in connection with Transfers permitted by Section 7.1;

(e) Investments of Borrower in or to other Subsidiaries or a Borrower and Investments by any Borrower in Subsidiaries not to exceed Ten Million Dollars ($10,000,000) in the aggregate in any fiscal year;

(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of a Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by such Borrower’s Board of Directors;

(g) Investments by Blackboard International BV in a joint venture entity in China (the “China JV”) with Cernet Corporation, a China corporation, whereby Blackboard International BV will make certain capital and technology contributions to the China JV, and will establish a separate China limited liability company through which it will license technology to the China JV; and

6

(h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business.

“Repayment Period” as to the Equipment Advances and/or Supplemental Equipment Advances, is thirty six (36) months for Eligible Equipment and twenty four (24) months for Other Equipment.

“Revolving Maturity Date” is April 4, 2004.

     3.     The Additional Equipment Line. The following provisions are added to the Loan Agreement immediately after Section 2.4 (b) as Sections 2.4 (c) and 2.4(d):

          (c) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrowers, from time to time prior to the Supplemental Commitment Termination Date, equipment advances (each an “Supplemental Equipment Advance” and collectively the “Supplemental Equipment Advances”) in an aggregate amount not to exceed the Committed Supplemental Equipment Line. When repaid, the Supplemental Equipment Advances may not be reborrowed. The proceeds of the Supplemental Equipment Advances will be used solely to reimburse Borrowers for the purchase of Eligible Equipment or the purchase or license of Other Equipment (to the extent permitted in this Agreement), purchased within ninety (90) days of the Supplemental Equipment Advance. Notwithstanding the foregoing, the initial Supplemental Equipment Advance may be used to reimburse Borrowers for the purchase of Eligible Equipment or the purchase or license of Other Equipment (to the extent permitted in this Agreement), purchased at any time after January 1, 2003, provided such Supplemental Equipment Advance is made no later than forty-five (45) days after the Supplemental Closing Date and Borrowers provide Bank with accompanying invoices for the Eligible Equipment or Other Equipment for which reimbursement is being sought. Bank’s obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default of which the Company has been given notice if required under this Agreement, or (ii) the Supplemental Commitment Termination Date. For purposes of this Section, the minimum amount of each Equipment Advance is Twenty Five Thousand Dollars ($25,000) and the maximum number of Equipment Advances that will be made is eight (8).

          (d) To obtain a Supplemental Equipment Advance, the Company will deliver to Bank a completed Loan Supplement, copies of invoices for the Financed Equipment, together with a UCC Financing Statement, if requested by Bank, covering the Equipment described on the Loan Supplement, and such additional information as Bank may request at least five (5) Business Days before the proposed Funding Date. On each Funding Date, Bank will specify in the Loan Supplement for each Supplemental Equipment

7

Advance, the Basic Rate, the Loan Factor, and the Payment Dates. If Borrowers satisfy the conditions of each Supplemental Equipment Advance specified herein, Bank will disburse such Supplemental Equipment Advance by internal transfer to the Company’s deposit account with Bank. Each Supplemental Equipment Advance may not exceed one hundred percent (100%) of the Original Stated Cost.

     4.     Interest Rate; Payments. Sections 2.6(b), (c), (d), (e), (g) and (h) of the Loan Agreement are amended and restated in their entirety as follows:

          2.6 Interest Rate; Payments.

(b) Borrowers will repay the Equipment Advances and/or Supplemental Equipment Advances on the terms provided in the applicable Loan Supplement. Borrowers will make payments monthly in advance of principal and accrued interest for each Equipment Advance or Supplemental Equipment Advance (collectively, “Scheduled Payments”), on the first Business Day of the month following the Funding Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the month) with respect to such Equipment Advance or Supplemental Equipment Advance and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a “Payment Date”), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Equipment Advance or Supplemental Equipment Advance as of such Payment Date. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance or Supplemental Equipment Advance. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. An Equipment Advance or Supplemental Equipment Advance may only be prepaid in accordance with Sections 2.6 (e) and 2.6 (g).

(c) Interest Rate. Borrowers will pay interest on the Payment Dates (as described above) at the per annum rate of interest equal to the applicable Basic Rate determined by Bank as of the Funding Date for each Equipment Advance or Supplemental Equipment Advance in accordance with the definition of the Basic Rate. Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Basic Rate, plus four percent (4%).

(d) Interim Payment. In addition to the Scheduled Payments, on the Funding Date for each Equipment Advance or Supplemental Equipment Advance (unless the Funding Date is the first Business Day of the month), Borrowers shall pay to Bank, the projected interest to accrue from the Funding Date to the first Payment Date, at the Bank’s Prime Rate, plus two percent (2.0%) per annum.

(e) Final Payment. On the maturity date of each Outstanding Equipment Advance, Borrowers will pay, in addition to the unpaid principal and accrued

8

interest and other amounts due on such date with respect to such Outstanding Equipment Advance, an amount equal to the Final Payment set forth in Schedule 2.4.

(g) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances and/or Supplemental Equipment Advances are accelerated following the occurrence of an Event of Default (other than following an Event of Loss), then Borrowers will immediately pay to Bank (i) all unpaid Scheduled Payments (including principal and interest, including the default rate interest for any period where applicable) with respect to each Equipment Advance and/or Supplemental Equipment Advance, (ii) all remaining Scheduled Payments (including principal and interest unpaid, including the default rate interest), (iii) and with respect to any Outstanding Equipment Advance, the applicable Final Payment with respect thereto, and (v) all other sums, if any, that shall have become due and payable with respect to any Equipment Advance or Supplemental Equipment Advance.

(h) Permitted Prepayment of Loans.

(i) Borrowers shall have the option to prepay all, but not less than all, of the Equipment Advances advanced by Bank under this Agreement, provided Borrowers (i) provide written notice to Bank of their election to prepay the Equipment Advances at least fifteen (15) days prior to such prepayment, and (ii) pay, on the date of the prepayment (A) all unpaid Scheduled Payments (including principal and interest) with respect to each Equipment Advance; (B) all remaining Scheduled Payments (including principal and interest); (C) all unpaid accrued interest to the date of the prepayment; (D) the Final Payment for any Outstanding Equipment Advance; (E) for any prepayment within twelve months of the Closing Date, a prepayment fee in the amount of one and one half percent (1.5%) of the amount prepaid, for any prepayment in the second twelve (12) month period after the Closing Date, a prepayment fee in the amount of one percent (1.0%) of the amount prepaid, and for any prepayment thereafter, a prepayment fee in the amount of one half of one percent (.5%) of the amount prepaid, and (F) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement.

(ii) Borrowers shall have the option to prepay any Supplemental Equipment Advance advanced by Bank under the terms of this Agreement, provided Borrowers (i) provide written notice to Bank of their election to prepay such Supplemental Equipment Advance at least fifteen (15) days prior to such prepayment, and (ii) pay, on the date of the prepayment, (A) all unpaid Scheduled Payments (including principal and interest) with respect to the Supplemental Equipment Advance; (B) all unpaid accrued interest with respect to the Supplemental Equipment Advance to the date of the prepayment; and (C) for any prepayment within twelve months of the Supplemental Closing Date, a prepayment fee in the

9

amount of one and one half percent (1.5%) of the amount prepaid, for any prepayment in the second twelve (12) month period after the Supplemental Closing Date, a prepayment fee in the amount of one percent (1.0%) of the amount prepaid, and for any prepayment thereafter, a prepayment fee in the amount of one half of one percent (.5%) of the amount prepaid.

     5.     Subsidiaries. Section 5.7 of the Loan Agreement is amended and restated in its entirety as follows:

            5.7 Subsidiaries. No Borrower owns any stock, partnership interest or other equity securities, except for any Borrower’s or such Borrower’s Subsidiary’s ownership of another Borrower or Blackboard Japan KK and for Permitted Investments.

     6.     Financial Statements, Reports. Section 6.2(iv) of the Loan Agreement is amended and restated in its entirety as follows:

             (iv) a prompt report of any legal actions pending or threatened against any Borrower or any Subsidiary that could result in damages or costs to any Borrower or any Subsidiary of Two Hundred Fifty Thousand Dollars ($250,000.00) or more;

     7.     Financial Covenants. Sections 6.7(a) and (b) of the Loan Agreement are amended and restated in their entirety as follows:

              (a) Quick Ratio. A ratio of Quick Assets to Current liabilities, plus long term Indebtedness in favor of Bank, less deferred revenue and current portion of Indebtedness in favor of Prometheus of at least the following amounts for the following periods:

March 31, 2003	1.50:1.00

April 30, 2003 – June 30, 2003	1.40:1.00

July 31, 2003 and thereafter	1.50:1.00

              (b) Minimum Revenue. Minimum Revenue, based on the most recent quarterly financial statement delivered to Bank pursuant to Section 6.2 of this Agreement of not less than the following amounts for the following periods:

$15,600,000 for the quarter ending March 31, 2003;
$17,700,000 for the quarter ending June 30, 2003;
$19,200,000 for the quarter ending September 30, 2003;
$20,400,000 for the quarter ending December 31, 2003; and
$20,400,000 for the quarter ending March 31, 2004.

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     8.     Financial Statements, Reports, Certificates. The last paragraph in Section 6.2 is amended and restated in its entirety as follows:

Bank has the right during normal business hours to audit Borrowers’ Accounts at Borrowers’ expense, not to exceed Ten Thousand Dollars ($10,000) per audit, at any time that Advances or Letters of Credit are outstanding, but the audits will be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing in which event Bank has the right to audit Borrowers’ Accounts at Bank’s discretion.

     9.     Transactions with Affiliates. Section 7.7 of the Loan Agreement is amended and restated in its entirety as follows:

7.7 Transactions with Affiliates. Directly or indirectly enter or permit any material transaction with any Affiliate, except to the extent not otherwise prohibited by this Agreement (i) transactions that are in the ordinary course of a Borrower’s business, on terms less favorable to any Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, and (ii) transactions under agreements existing as of the date hereof with investors or members of any Borrower’s senior management that such Borrower is legally obligated to perform.

     10.     Borrowing Base. Exhibit C to the Loan Agreement is hereby replaced in its entirety with Exhibit C attached hereto.

     11.     Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto.

     12.     Loan Agreement Supplement. Exhibit E to the Loan Agreement is hereby replaced in its entirety with Exhibit E attached hereto.

     13.     Facility Fee. Borrowers shall pay to Bank on the date hereof a loan fee on the Supplemental Committed Equipment Line in the amount of Three Thousand Seven Hundred Fifty Dollars ($3,750) (the “Supplemental Equipment Line Fee”) and a loan fee on the Committed Revolving Line in the amount of Twenty Two Thousand Seven Hundred Fifty

11

Dollars ($22,750) (the “Committed Revolving Line Fee”). The Supplemental Equipment Line Fee and the Committed Equipment Line Fee are considered earned when paid and are not refundable.

     14.     Conditions Precedent. This Agreement shall become effective on the date the Bank receives the following documents, each of which shall be satisfactory in form and substance to the Bank:

          (a) The Supplemental Equipment Term Note issued and delivered by the Borrowers in the form of EXHIBIT A attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000);

          (b) The Fifth Amended and Restated Revolving Promissory Note (the “Replacement Revolving Note”) issued and delivered by the Borrowers in the form of EXHIBIT B attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Eight Million Dollars ($8,000,000);

          (c) Proof that Borrowers have paid all fees, costs and expenses to Bank in connection with this Agreement, including but not limited to all the Bank’s reasonable attorneys fees and expenses;

          (d) A side letter agreement in the form attached hereto as Exhibit C; and

          (e) Such other information, instruments, opinions, documents, certificates and reports as the Bank may reasonably request.

     15.     Replacement Revolving Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Revolving Note in substitution for and not satisfaction

12

of, the issued and outstanding Revolving Promissory Note, and the Replacement Revolving Note shall be the “Revolving Promissory Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Borrowers after the execution and delivery of the Replacement Revolving Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Revolving Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Revolving Promissory Note, provided, however, that the terms of the Replacement Revolving Note are intended to supercede and replace all terms of the issued and outstanding Revolving Promissory Note.

     16.     Representations and Warranties. Each Borrower hereby issues, makes, ratifies and confirms the representations, warranties and covenants, as applicable to it, contained in the Loan Documents as of the date hereof, and further represents, warrants and covenants to the Bank as follows:

          (i) Power and Authority. Each Borrower has full power and authority to execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate action. Except for consents which have been obtained, no consent or approval of stockholders or of any public authority is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents executed and delivered by any Borrower.

          (ii) Binding Agreements. This Agreement and each of the other Loan Documents executed and delivered by Borrowers have been properly executed by each

13

Borrower, constitute valid and legally binding obligations of each Borrower, and are fully enforceable against each Borrower in accordance with their respective terms.

          (iii) No Conflicting Agreements. There is: (a) no charter, by-law or preference stock provision of any Borrower and no provision of any existing mortgage, indenture, contract or material agreement binding on any Borrower or affecting its property; or (b) to the knowledge of Borrowers, no provision of law or order of court binding upon any Borrower; which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by Borrowers or which would be violated as a result of such execution, delivery or performance or to the extent any charter or by-law provision requires certain authorization and/or consent, all of such authorizations and consents have been duly obtained by all proper and necessary action.

          (iv) Funds in Bank Accounts. All funds now or hereafter deposited into the Company’s lockbox account and/or any other accounts in Company’s name maintained with Bank or its Affiliates are immediately upon deposit into such account or accounts, owned by the Company and subject to Bank’s first priority lien, and are not subject to any Liens, claims or rights in favor of any other Person, including, without limitation any Subsidiary or any other Borrower regardless of which legal entity shows account receivable on its books and records immediately prior to deposit into Bank.

     17.     Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

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     18.     Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     19.     Acknowledgments. The Borrowers hereby confirm to the Bank the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Person included in the term “Borrower” hereby issues, remakes, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents on and as of the date hereof, both before and after giving effect to this Agreement except as may be modified by the provisions of this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

     20.     Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     21.     Consistent Changes. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

[Signatures begin on following page]

15

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:	SILICON VALLEY BANK

	By:	/s/ Chris York	(SEAL)

Name: Chris York
Title: Vice President

WITNESS/ATTEST:	BLACKBOARD INC.

/s/ [signature illegible]	By:	/s/ Peter Repetti	(SEAL)

Peter Repetti Chief Financial Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION COMPANY, LLC

By: Blackboard Inc., its Member

/s/ [signature illegible]	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ [signature illegible]	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen President

16

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen President

WITNESS/ATTEST:	BB ACQUISITION CORP.

/s/ [signature illegible]	By:	/s/ Peter Repetii	(SEAL)

Peter Repetti President

17

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrowers: BLACKBOARD INC. AND AFFILIATES	Lender: Silicon Valley Bank

Commitment Amount: $8,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of	$

2. Additions (please explain on reverse)	$

3. TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days from invoice date	$

5. Balance of 50% over 90 day accounts	$

6. Credit balances over 90 days	$

7. Concentration Limits	$

8. Foreign Accounts (over $750,000 in the aggregate for all debtors)	$

9. Governmental Accounts	$

10. Contra Accounts	$

11. Promotion or Demo Accounts	$

12. Intercompany/Employee Accounts	$

13. Other (please explain on reverse)	$

14. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

15. Eligible Accounts (#3 minus #14)	$

16. LOAN VALUE OF ACCOUNTS (80% of #15)	$

BALANCES
17. Commitment Amount		$8,000,000

18. Total Funds Available [Lesser of #17 or #16]	$

19. Present balance owing on Line of Credit	$

20. Outstanding under Sublimits	$

21. RESERVE POSITION (#18 minus #19 and #20)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK

FROM: BLACKBOARD INC. AND ITS SUBSIDIARIES

     The undersigned authorized officer of Blackboard Inc. certifies that under the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (i) Borrowers are in complete compliance for the period ending _________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
A/R Agings and Borrowing Base Certificate	Monthly within 30 days	Yes	No

Financial Covenant	Required	Actual		Complies

Maintain on a Monthly Basis:
Minimum Quick Ratio	3/31/03 1.5:1.0		____:1.0	Yes	No
	4/30/03 1.4:1.0		____:1.0	Yes	No
	5/31/03 1.4:1.0		____:1.0	Yes	No
	6/30/03 1.4:1.0		____:1.0	Yes	No
	7/31/03 and thereafter 1.51.0		____:1.0	Yes	No
Maintain on a Quarterly Basis:
Minimum Revenue:
3/31/03	$15,600,000	$		Yes	No

6/30/03	$17,700,000	$		Yes	No

9/30/03	$19,200,000	$		Yes	No

12/31/03	$20,400,000	$		Yes	No

3/31/04	$20,400,000	$		Yes	No

Positive EBITDA
12/31/02 and thereafter	$1.00	$		Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
Authorized Signer
Signature	Date:

Title	Verified
Authorized Signer
Date	Date:

	Compliance Status:	Yes	No

EXHIBIT E

FORM OF LOAN AGREEMENT SUPPLEMENT

LOAN AGREEMENT SUPPLEMENT No. [  ]

LOAN AGREEMENT SUPPLEMENT No. [  ], dated       , 200      (“Supplement”), to the Loan and Security Agreement dated as of October 5, 2001 (the “Loan Agreement) by and among the undersigned (“Borrowers”), and Silicon Valley Bank (“Bank”). Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

To secure the prompt payment by Borrowers of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrowers of all the terms contained in the Loan Agreement, Borrowers grant Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.

The proceeds of the Loan should be transferred to Company’s account with Bank set forth below:

Bank Name:	Silicon Valley Bank
Account No.:

Borrowers hereby certify that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the Basic Rate applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrowers in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrowers and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK

By:		By:

	Name:		Name:
	Title:		Title:

Annex A - Description of Financed Equipment
Annex B - Loan Terms Schedule

Annex A to Exhibit E

The Financed Equipment being financed with the Equipment Advance or Supplemental Equipment Advance which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Advance or Supplemental Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.

Description of Equipment:	Make	Model	Serial #	Invoice #

Annex B to Exhibit E

LOAN TERMS SCHEDULE #

Loan Funding Date:        , 200

Original Loan Amount: $

Basic Rate:         % (9.00% Equipment Advance / 7.50% Supplemental Equipment Advance)

Loan Factor:        %

Scheduled Payment Dates and Amounts*:

One (1) payment of $ due payment of $ due monthly in advance from through .

Maturity Date:

Payment No.	Payment Date
1
2
3
4
. . .
35
[36]
. . .

*
/         The amount of each Scheduled Payment will change as the Loan Amount changes.

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of June 27, 2003, by and among (i) SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East” (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, (ii) BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), (ii) BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), (iii) BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, (iv) BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N..W., Washington, D.C. 20036, (v) BLACKBOARD CAMPUSWIDE OF TEXAS, INC., (formerly known as AT&T Campuswide Access Solutions Of Texas, Inc.), a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036, (vi), a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036, BB ACQUISITION CORP., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each an “Original Borrower” and collectively, the “Original Borrowers”), BLACKBOARD INTERNATIONAL B.V., a Netherlands limited liability company, having an address at 1899 L Street, N.W., Washington, D.C. 20036, BLACKBOARD INTERNATIONAL L.P., a Bermuda limited partnership, having an address at 1899 L Street, N.W., Washington, D.C. 20036, Bb MANAGEMENT LLC, a Delaware limited liability company, having an address at 1899 L Street, N.W., Washington, D.C. 20036, and BLACKBOARD INTERNATIONAL

HOLDINGS, INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each a “New Borrower” and collectively, the “New Borrowers”, and together with the Existing Borrowers, each a “Borrower” and collectively, the “Borrowers”).

RECITALS.

     A.     The Existing Borrowers (other than Bb Acquisition Corp.) and Bank are all parties to that certain Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 11, 2002 among Existing Borrowers and Bank, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of October 4, 2002 among Existing Borrowers and Bank, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of February 17, 2003 among Existing Borrowers and Bank, and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement (the “Fourth Amendment”) dated effective as of May 28, 2003 among Existing Borrowers and Bank (as the same may be amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish (i) a revolving line of credit in the maximum principal amount of Eight Million Dollars ($8,000,000) to be used by Borrowers for working capital needs and general corporate purposes, (ii) an equipment line of credit in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Borrowers for the purchase of equipment, and (iii) an equipment line of credit in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Supplemental Equipment Term Loan”) to be used by the Borrowers for the purchase of equipment, all as more fully described in the Loan Agreement.

2

     B.     The Existing Borrowers requested that Bank make the Supplemental Equipment Term Loan pursuant to, among other Loan Documents, the Fourth Amendment and Bank agreed on the condition, among others, that Borrowers execute and deliver this Agreement to cause New Borrowers to join as joint and several co-makers on the Obligations, encumber substantially all of their assets to secure the Obligations, free and clear of all Liens, and be added as parties to each of the Loan Documents, including, but not limited to, the Loan Agreement.

     C.     All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

     1.     Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

     2.     Grant of Security Interest. New Borrowers hereby assign, pledge and grant to Bank, and agree that Bank shall have a perfected and continuing first lien security interest in all of the collateral described in Exhibit A attached hereto (the “Collateral”). The Bank’s lien on the assets of New Borrowers granted under this paragraph shall be subject only to the Permitted Liens. Each New Borrower individually represents and warrants to Bank that its principal place of business and the addresses where the Collateral is kept is as set forth in the introductory paragraph to this Agreement.

     3.     Assumption of Obligations. Each New Borrower promises and agrees to perform each and all of the covenants, agreements and obligations in the Loan Documents to be

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performed by the Existing Borrowers, at the times, in the manner and in all respects as provided therein, and to be bound by each and all of the terms and provisions of the Loan Agreement as though the Loan Agreement had originally been jointly and severally made by the Existing Borrowers and the New Borrowers. All of the Borrowers shall remain liable for the performance of each and all of the covenants, agreements and obligations in the Loan Documents to be performed by the Borrowers. All references in the Financing Agreement and in any of the Loan Documents to the “Borrower” and/or “Borrowers” shall hereafter be deemed to include the New Borrowers.

     4.     Representations and Warranties. Each Borrower hereby issues, makes, ratifies and confirms the representations, warranties and covenants, as applicable to it, contained in the Loan Documents as of the date hereof, and further represents, warrants and covenants to Bank as follows:

          (a) Good Standing. Each Borrower (a) is a corporation, limited partnership or limited liability company, as applicable, duly organized, existing, in good standing in the state or country of its organization, (b) has the corporate, company or partnership, as applicable, power and authority to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified would likely result in a Material Adverse Effect.

          (b) Power and Authority. Each Borrower has full power and authority to execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate, company or partnership action, as applicable. No consent or approval of stockholders, members or partners, as applicable, or of

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any public authority is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents executed and delivered by Borrowers.

          (c) Binding Agreements. This Agreement and each of the other Loan Documents executed and delivered by Borrowers have been properly executed by each Borrower, constitute valid and legally binding obligations of each Borrower, and are fully enforceable against each Borrower in accordance with their respective terms.

          (d) Litigation. There are no actions or proceedings pending or, to any Borrower’s knowledge, threatened by or against any Borrower before any court or administrative agency in which any adverse decision could have a Material Adverse Effect or a Material Adverse Effect on any Borrower’s interest or Bank’s security interest in the Collateral.

          (e) No Conflicting Agreements. There is (a) no charter, by-law, articles or certificate of organization, limited partnership certificate, operating agreement, limited partnership agreement, preference stock provision or any other governing or organizational document of any Borrower and no provision of any existing mortgage, indenture, contract or material agreement binding on any Borrower or affecting its property, and (b) to the knowledge of any Borrower no provision of law or order of court binding upon any Borrower, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by any Borrower or which would be violated as a result of such execution, delivery or performance.

          (f) Funds in Bank Accounts. All funds now or hereafter deposited into the Company’s lockbox account and/or any other accounts in Company’s name maintained with Bank or its Affiliates are immediately upon deposit into such account or accounts, owned by the Company and subject to Bank’s first priority lien, and are not subject to any Liens, claims or

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rights in favor of any other Person, including, without limitation any Subsidiary or any other Borrower regardless of which legal entity shows account receivable on its books and records immediately prior to deposit into Bank.

     5.     Solvency. The Borrowers represent that the Borrowers, on a consolidated basis, are not left with unreasonably small capital after the transactions in this Agreement; and the Borrowers, on a consolidated basis, are able to pay their debts (including trade debts) as they mature.

     6.     Definitions. The definition of “Permitted Indebtedness” set forth in Section 13.1 of the Loan Agreement is amended and restated in its entirety as follows:

          “Permitted Indebtedness” is:

(a) Borrowers’ indebtedness to Bank under this Agreement or the Loan Documents;

(b) Indebtedness existing on the Closing Date and shown on the Schedule;

(c) Subordinated Debt;

(d) Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness secured by Permitted Liens;

(f) Indebtedness of any Borrower to any other Borrower (other than Blackboard Netherlands and Blackboard International) and Contingent Obligations of any Borrower with respect to obligations of any other Borrower (other than Blackboard Netherlands or Blackboard International) (provided that the primary obligations are not prohibited hereby);

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(g) Indebtedness between any Subsidiary and any Borrower, including Contingent Obligations of any Borrower with respect to obligations of any Subsidiary (provided that the primary obligations are not prohibited hereby) in an aggregate amount not to exceed at any time Thirteen Million Five Hundred Thousand Dollars ($13,500,000) (the “Intercompany Indebtedness Cap”), provided, however, that for purposes of calculating the Intercompany Indebtedness Cap, any Investments made by Borrower in any Subsidiary, where the Borrower making such Investment receives equity in such Subsidiary in an amount having a value reasonably equivalent to the amount of the Investment shall be excluded from the calculation of the Intercompany Indebtedness Cap;

(h) Other Indebtedness not otherwise permitted by Section 7.4 not exceeding Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate outstanding at any time; and

(i) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (h) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon any Borrower or its Subsidiary, as the case may be.

7. Dispositions. Section 7.1 of the Loan Agreement is amended and restated in its entirety as follows:

7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, including without limitation, Transfers to a Subsidiary which is not a party to this Agreement, other than a Transfer (i) of Inventory in the ordinary course of business; (ii) of exclusive or non-exclusive licenses and similar arrangements for the

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use of the property of any Borrower or its Subsidiaries in the ordinary course of business; (iii) of worn-out or obsolete Equipment, or (iv) which is a Permitted Investment. Notwithstanding the foregoing, Borrowers may make cash Transfers to Subsidiaries which are not parties this Agreement provided that the aggregate amount of all such cash Transfers in any fiscal year does not exceed Two Million Dollars ($2,000,000), and provided further that any such cash Transfers in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate have been approved by the Company’s board of directors.

8. Conditions Precedent. This Agreement shall become effective on the date the Bank receives the following documents, each of which shall be satisfactory in form and substance to the Bank:

(a) The Sixth Amended and Restated Revolving Promissory Note (the “Replacement Revolving Promissory Note”) issued and delivered by the Borrowers in the form of EXHIBIT B attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Eight Million Dollars ($8,000,000);

(b) The Fourth Amended and Restated Equipment Term Note (the “Replacement Equipment Term Note”) issued and delivered by the Borrowers in the form of EXHIBIT C attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Three Million Dollars ($3,000,000);

(c) The Amended and Restated Supplemental Equipment Term Note (the “Replacement Supplemental Equipment Term Note”) issued and delivered by the Borrowers in the form of EXHIBIT D attached hereto and incorporated herein by reference, payable to the

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order of the Bank in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000)

          (d) All documents and instruments (including, without limitation, UCC-1 financing statements and UCC-3 termination statements) required to be filed, registered or recorded in order to create, in favor of Bank, a perfected first Lien in the Collateral (subject only to the Permitted Liens), in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, along with such evidence as Bank may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full;

          (e) A certificate dated as of the date hereof by the Secretary or Assistant Secretary, general partner or members, as applicable, of each New Borrower covering:

               (i) true and complete copies of each New Borrower’s corporate charter, bylaws, certificate of limited partnership, limited partnership agreement, articles or certificate of organization, operating agreement, or other governing or organizational documents, as applicable, and all amendments thereto;

               (ii) true and complete copies of the resolutions of each New Borrower’s Board of Directors, partners or members, as applicable, authorizing (i) the execution, delivery and performance of the Loan Documents, (ii) the borrowings by each New Borrower under the Loan Agreement and (iii) the granting of the Liens contemplated by this Agreement and any of the Loan Documents to which each New Borrower is a party; and

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               (iii) the incumbency, authority and signatures of the officers, partners or members, as applicable, of each New Borrower authorized to sign this Agreement and the other Loan Documents to which such New Borrower is a party;

          (f) Such other information, instruments, opinions, documents, certificates and reports as the Bank may deem necessary.

     9.     Replacement Revolving Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Revolving Promissory Note in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note, and the Replacement Revolving Promissory Note shall be the “Revolving Promissory Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Existing Borrowers after the execution and delivery of the Replacement Revolving Promissory Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Revolving Promissory Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Revolving Promissory Note, provided, however, that the terms of the Replacement Revolving Promissory Note are intended to supercede and replace all terms of the issued and outstanding Revolving Promissory Note.

     10.     Replacement Equipment Term Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Equipment Term Note in substitution for and not satisfaction of, the issued and outstanding Equipment Term Note, and the Replacement Equipment Term Note shall be the “Equipment Term Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Existing Borrowers after the execution and delivery of the

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Replacement Equipment Term Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Equipment Term Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Equipment Term Note, provided, however, that the terms of the Replacement Equipment Term Note are intended to supercede and replace all terms of the issued and outstanding Equipment Term Note.

     11.     Replacement Supplemental Equipment Term Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Supplemental Equipment Term Note in substitution for and not satisfaction of, the issued and outstanding Supplemental Equipment Term Note, and the Replacement Supplemental Equipment Term Note shall be the “Supplemental Equipment Term Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Existing Borrowers after the execution and delivery of the Replacement Supplemental Equipment Term Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Supplemental Equipment Term Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Supplemental Equipment Term Note, provided, however, that the terms of the Replacement Supplemental Equipment Term Note are intended to supercede and replace all terms of the issued and outstanding Supplemental Equipment Term Note.

     12.     Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     13.     Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance

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with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     14.     Acknowledgments. The Borrowers hereby confirm to the Bank the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Person included in the term “Borrower” hereby issues, remakes, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents on and as of the date hereof, both before and after giving effect to this Agreement except as may be modified by the provisions of this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

     15.     Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     16.     Right of Contribution. Without implying any limitation on the joint and several nature of the Obligations, the Bank agrees that, subject to the provisions of this Agreement, the Persons included in the term “Borrowers,” may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the Credit Extensions under this Agreement. The Borrowers agree among themselves, and the Bank consents to that agreement, that each Borrower shall have rights of contribution from all of

12

the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Credit Extensions received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Bank agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security. Notwithstanding anything contained in this Agreement to the contrary, the amount covered by each Borrower under the Obligations shall be limited to an aggregate amount (after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Borrower in respect of the Obligations) which, together with other amounts owing by such Borrowers to the Bank under the Obligations, is equal to the largest amount that would not be subject to avoidance under any Insolvency Proceeding or any applicable provisions of any applicable, comparable state or other laws.

          (a) Each Person included in the term “Borrower” hereby represents and warrants to the Bank that each of them will derive benefits, directly and indirectly, from each Advance, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent

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upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

          (b) Within ten (10) days following any request of the Bank so to do, each Person included in the term “Borrower” will furnish the Bank and such other persons as the Bank may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Section 16.

     17.     Consistent Changes. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:	SILICON VALLEY BANK

/s/ Megan Scheffel	By:	/s/ Chris York	(SEAL)

Name: Chris York
Title: Vice President

WITNESS/ATTEST:	BLACKBOARD INC.

/s/ [signature illegible]	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC
By: Blackboard Inc., its Member

/s/ [signature illegible]	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ [signature illegible]	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

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WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

WITNESS/ATTEST:	BB ACQUISITION CORP.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
Secretary

WITNESS/ATTEST:	BLACKBOARD INTERNATIONAL B.V.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
Sole Director

WITNESS/ATTEST:	BLACKBOARD INTERNATIONAL L.P.
	By:	Bb Management LLC, its general partner
	By:	Blackboard International Holdings, Inc.,
its sole member

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
Director

WITNESS/ATTEST:	Bb MANAGEMENT LLC
	By:	Blackboard International Holdings, Inc., its
sole member

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
Director

16

WITNESS/ATTEST:	BLACKBOARD INTERNATIONAL HOLDINGS, INC.

/s/ [signature illegible]	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
Director

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EXHIBIT A
DESCRIPTION OF COLLATERAL

The Collateral consists of all of each Borrower’s right, title and interest in and to the following:

     All goods and equipment as defined in the Uniform Commercial Code now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All Inventory as defined in the Uniform Commercial Code and includes, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returns upon any accounts or other Proceeds, , resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All Accounts as defined in the Uniform Commercial Code and includes now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefore, as well as all merchandise returned to or reclaimed by Borrower;

     All Letter-Of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower’s Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of

18

semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Supporting Obligations and all of the Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and Proceeds thereof.

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SIXTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of July        , 2003, by and among SILICON VALLEY BANK, a California chartered bank, doing business in Virginia as “Silicon Valley East” (“Bank”) with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, (ii) BLACKBOARD INC., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company having an address at 1899 L Street, N.W., Washington, D.C. 20036 (“Blackboard Acquisition”), BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation having an address at 1899 L Street, N..W., Washington, D.C. 20036, BLACKBOARD CAMPUSWIDE OF TEXAS, INC., (formerly known as AT&T Campuswide Access Solutions Of Texas, Inc.), a Texas corporation having an address at 1899 L Street, N.W., Washington, D.C. 20036, and BB ACQUISITION CORP., a Delaware corporation, having an address at 1899 L Street, N.W., Washington, D.C. 20036 (each a “Borrower” and collectively, the “Borrowers”).

RECITALS.

     A.     The Borrowers (other than Bb Acquisition Corp) and Bank are all parties to that certain Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 11, 2002 among Borrowers and Bank, that certain Second Amendment to Amended and Restated Loan and Security Agreement

dated as of October 4, 2002 among Borrowers and Bank, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of February 17, 2003 among Borrowers and Bank, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated effective as of May 28, 2003 among Borrowers and Bank, and that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of June 30, 2003 among Borrowers, Blackboard International, B.V., a corporation organized under the laws of the Netherlands (“Blackboard Netherlands”), Blackboard International L.P., a limited partnership organized under the laws of Bermuda (“Blackboard Bermuda”), Bb Management LLC, a Delaware limited liability company (“Bb Management”) and Blackboard International Holdings, Inc., a Delaware corporation (“Blackboard International Holdings”) and Bank (as the same may be amended from time to time, the “Loan Agreement”), pursuant to which Bank has agreed to establish (i) a revolving line of credit in the maximum principal amount of Eight Million Dollars ($8,000,000) to be used by Borrowers for working capital needs and general corporate purposes, (ii) an equipment line of credit in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Borrowers for the purchase of equipment, and (iii) an equipment line of credit in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) to be used by the Borrowers for the purchase of equipment, all as more fully described in the Loan Agreement.

     B.     The Borrowers requested that Bank release Blackboard Netherlands, Blackboard Bermuda, Bb Management and Blackboard International Holdings as co-borrowers under the Notes and the Loan Documents and Bank has agreed on the condition, among others, that Borrowers execute and deliver this Agreement.

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     C.          All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

     1.          Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

     2.     Definitions. Subclause (e) of the definition of “Eligible Accounts” set forth in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

(e) Accounts for which the account debtors do not have their principal places of business in the United States;

     3.          Release of Certain Borrowers. Bank hereby agrees that Blackboard Netherlands, Blackboard Bermuda, Blackboard International Holdings and Bb Management are, effective as of the date hereof, hereby fully and completely released from any and all prior, present and future liability for repayment of the Obligations and any and all Liens on any Collateral owned by Blackboard Netherlands, Blackboard Bermuda, Blackboard International Holdings and Bb Management is, effective as of the date hereof, hereby released.

     4.     Subsidiaries. Section 5.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

5.7 Subsidiaries. No Borrower owns any stock, partnership interest or other equity securities, except for the Company’s and its Subsidiaries’ ownership of Blackboard Tennessee, LLC, Bb Acquisition Corporation, Bb Management LLC, Blackboard International Holdings, Inc., Blackboard International L.P., Blackboard International B.V., Blackboard Japan KK and for Permitted Investments.

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     5.          Borrowing Base. Exhibit C to the Loan Agreement is hereby replaced in its entirety with EXHIBIT C attached hereto.

     6.          Conditions Precedent. This Agreement shall become effective on the date the Bank receives the following documents, each of which shall be satisfactory in form and substance to the Bank:

               (a)     The Seventh Amended and Restated Revolving Promissory Note (the “Replacement Revolving Promissory Note”) issued and delivered by the Borrowers in the form of EXHIBIT A attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Eight Million Dollars ($8,000,000);

               (b)     The Fifth Amended and Restated Equipment Term Note (the “Replacement Equipment Term Note”) issued and delivered by the Borrowers in the form of EXHIBIT B attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Three Million Dollars ($3,000,000);

               (c)     The Second Amended and Restated Supplemental Equipment Term Note (the “Replacement Supplemental Equipment Term Note”) issued and delivered by the Borrowers in the form of EXHIBIT D attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000);

               (d)     Such other information, instruments, opinions, documents, certificates and reports as the Bank may deem necessary.

     7.     Replacement Revolving Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Revolving Promissory Note in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note, and the Replacement

4

Revolving Promissory Note shall be the “Revolving Promissory Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Existing Borrowers after the execution and delivery of the Replacement Revolving Promissory Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Revolving Promissory Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Revolving Promissory Note, provided, however, that the terms of the Replacement Revolving Promissory Note are intended to supercede and replace all terms of the issued and outstanding Revolving Promissory Note.

     8.     Replacement Equipment Term Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Equipment Term Note in substitution for and not satisfaction of, the issued and outstanding Equipment Term Note, and the Replacement Equipment Term Note shall be the “Equipment Term Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Existing Borrowers after the execution and delivery of the Replacement Equipment Term Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Equipment Term Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Equipment Term Note, provided, however, that the terms of the Replacement Equipment Term Note are intended to supercede and replace all terms of the issued and outstanding Equipment Term Note.

     9.          Replacement Supplemental Equipment Term Note. The Borrowers shall execute and deliver to the Bank on the date hereof the Replacement Supplemental Equipment Term Note in substitution for and not satisfaction of, the issued and outstanding Supplemental Equipment

5

Term Note, and the Replacement Supplemental Equipment Term Note shall be the “Supplemental Equipment Term Note” for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked “Replaced” and promptly returned to the Existing Borrowers after the execution and delivery of the Replacement Supplemental Equipment Term Note to the Bank. The Borrowers agree that the execution and delivery of the Replacement Supplemental Equipment Term Note is not intended to and shall not cause or result in a novation with respect to the issued and outstanding Supplemental Equipment Term Note, provided, however, that the terms of the Replacement Supplemental Equipment Term Note are intended to supercede and replace all terms of the issued and outstanding Supplemental Equipment Term Note.

     10.     Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     11.     Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     12.     Acknowledgments. The Borrowers hereby confirm to the Bank the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Person included

6

in the term “Borrower” hereby issues, remakes, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents on and as of the date hereof, both before and after giving effect to this Agreement except as may be modified by the provisions of this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

     13.          Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     14.          Right of Contribution. Without implying any limitation on the joint and several nature of the Obligations, the Bank agrees that, subject to the provisions of this Agreement, the Persons included in the term “Borrowers,” may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the Credit Extensions under this Agreement. The Borrowers agree among themselves, and the Bank consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Credit Extensions received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Bank agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Borrower hereby waives all rights of

7

counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security. Notwithstanding anything contained in this Agreement to the contrary, the amount covered by each Borrower under the Obligations shall be limited to an aggregate amount (after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Borrower in respect of the Obligations) which, together with other amounts owing by such Borrowers to the Bank under the Obligations, is equal to the largest amount that would not be subject to avoidance under any Insolvency Proceeding or any applicable provisions of any applicable, comparable state or other laws.

               (a)     Each Person included in the term “Borrower” hereby represents and warrants to the Bank that each of them will derive benefits, directly and indirectly, from each Advance, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

               (b)     Within ten (10) days following any request of the Bank so to do, each Person included in the term “Borrower” will furnish the Bank and such other persons as the Bank

8

may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Section 16.

     15.     Consistent Changes. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

9

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:	SILICON VALLEY BANK

	By:	/s/ Megan Scheffel	(SEAL)

Name: Megan Scheffel
Title: VP

WITNESS/ATTEST:	BLACKBOARD INC.

	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC
	By:	Blackboard Inc., its Member

	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

10

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

WITNESS/ATTEST:	BB ACQUISITION CORP.

	By:	/s/ Peter Q. Repetti	(SEAL)

Peter Q. Repetti
President

11

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrowers: BLACKBOARD INC. AND AFFILIATES	Lender: Silicon Valley Bank
Commitment Amount: $8,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of	$

2.	Additions (please explain on reverse)	$

3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days from invoice date	$

5.	Balance of 50% over 90 day accounts	$

6.	Credit balances over 90 days	$

7.	Concentration Limits	$

8.	Foreign Accounts	$

9.	Governmental Accounts	$

10.	Contra Accounts	$

11.	Promotion or Demo Accounts	$

12.	Intercompany/Employee Accounts	$

13.	Other (please explain on reverse)	$

14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

15.	Eligible Accounts (#3 minus #14)	$

16.	LOAN VALUE OF ACCOUNTS (80% of #15)	$

BALANCES
17.	Commitment Amount		$8,000,000

18.	Total Funds Available [Lesser of #17 or #16]	$

19.	Present balance owing on Line of Credit	$

20.	Outstanding under Sublimits	$

21.	RESERVE POSITION (#18 minus #19 and #20)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer
12

IMPORTANT NOTICE

     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

SEVENTH AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$8,000,000	Reston, Virginia
July 30, 2003

     FOR VALUE RECEIVED, the undersigned, BLACKBOARD INC., a Delaware corporation (the “Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company, BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation, BLACKBOARD CAMPUSWIDE OF TEXAS, INC. (formerly known as AT&T Campuswide Access Solutions of Texas, Inc.), a Texas corporation, and BB ACQUISITION CORP., a Delaware corporation (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promise to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as “Silicon Valley East” (“Bank”) at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances (“Advances”) made by Bank to Borrowers in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001 by and among the Borrowers (other than Bb Acquisition Corp.) and Bank (as amended from time to time, the “Loan Agreement”), up to a maximum principal amount of Eight Million Dollars ($8,000,000) (“Principal Sum”), or so much thereof as may be advanced or readvanced and remains unpaid. Borrowers shall also pay interest on the aggregate unpaid principal amount of such Advances, as follows:

     As of the date hereof, the unpaid Principal Sum shall bear interest at the variable rate of interest, per annum, most recently announced by Bank as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank (the “Prime Rate”). If in any calendar quarter hereafter, the Borrowers on a consolidated basis fail to have a net profit, interest on the outstanding Principal Sum shall commencing as of the first day of such calendar quarter accrue at a variable per annum rate of one half of one percent (0.5%) above the Prime Rate, until such calendar quarter end as the Borrowers have positive cash flow from operations derived from the Borrowers’ consolidated Statement of Cash Flows for the prior single calendar quarter. For purposes of determining positive cash flow, the proceeds from any equity offering or any indebtedness of any Borrower shall be excluded. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate.

     Notwithstanding the foregoing, at no time shall the Prime Rate be a rate per annum which is less than four percent (4.0%).

     The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

          (a) Interest only on the unpaid principal amount shall be due and payable monthly in arrears, commencing July 5, 2003, and continuing on the same day of each calendar month thereafter to maturity; and

          (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Maturity Date.

     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero. This Note may be prepaid from time to time, without penalty.

     This Note is the “Replacement Revolving Promissory Note” described in that certain Sixth Amendment to Amended and Restated Loan and Security Agreement by and among Borrowers and Bank of even date herewith (the “Sixth Amendment”), which Sixth Amendment amends the Loan Agreement, and is issued in substitution of the Revolving Promissory Note described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note is governed by and is secured as provided in the Loan Agreement. This Note amends and restates in its entirety that certain Sixth Amended and Restated Revolving Promissory Note (“Restated Note”) in the principal amount of Eight Million Dollars ($8,000,000) dated June 27, 2003 from the Borrowers, Blackboard International, B.V., Blackboard International L.P., Blackboard International Holdings, Inc. and Bb Management LLC in favor of Bank. It is expressly agreed that the indebtedness evidenced by the Restated Note has not been extinguished or discharged hereby. The Borrowers agree that the execution of this Note is not intended to and shall not cause or result in a novation with respect to the Restated Note, provided, however, that the terms of this Note are intended to supercede and replace all terms of the Restated Note. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     Each Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of any Borrower and each Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrowers as Bank may reasonably determine. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrowers to endorse on Bank’s books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to

2

make any such endorsement (or any error in notation) shall not affect the joint and several obligations of Borrowers with respect to Advances made hereunder, and payments of principal by Borrowers shall be credited to Borrowers notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Until such time as the Bank is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Bank have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Loan Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Bank under this Note and the Loan Agreement and the Loan Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments (including to any other Borrower) on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Bank to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Loan Agreement and the Loan Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

     The Borrowers each shall be jointly and severally liable on the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Loan Agreement and the other Loan Documents. The term “Borrowers” when used in this Note

3

shall include all of the Borrowers, individually and jointly, and the Bank may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of the other Borrower hereunder.

     The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

          (a) The failure of Borrowers to pay to Bank within three (3) Business Days of when due any and all amounts payable by Borrowers to Bank under the terms of this Note; or

          (b) The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Loan Documents.

     Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrowers to Bank under the terms of this Note shall immediately become due and payable by Borrowers to Bank without notice to Borrowers or any other person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of Borrowers, guarantors and endorsers.

     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrowers hereby appoint and designate Mary Zinsner, Esq. or any other individual now or hereafter appointed by Bank, Borrowers’ duly constituted attorney-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrowers for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia.

     Borrowers jointly and severally promise to pay all costs and expense of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrowers waive presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

4

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrowers with respect to all obligations hereunder.

     Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrowers, this Note may be executed elsewhere.

     BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWERS ACCEPT JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

5

     IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal by their duly authorized officers, partners and/or members as of the date first written above.

WITNESS/ATTEST:	BLACKBOARD INC.

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC
By: Blackboard Inc., its Member

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

/s/ Tina Jackson	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

/s/ Tina Jackson	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

6

WITNESS/ATTEST:	BB ACQUISITION CORP.

/s/ Tina Jackson	By:	/s/ Peter Q. Repetti	(SEAL)

Peter Q. Repetti
President

7

IMPORTANT NOTICE

     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FIFTH AMENDED AND RESTATED EQUIPMENT TERM NOTE

$3,000,000	Reston, Virginia
July 30, 2003

     FOR VALUE RECEIVED, the undersigned, BLACKBOARD INC., a Delaware corporation (the “Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company, BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation, BLACKBOARD CAMPUSWIDE OF TEXAS, INC. (formerly known as AT&T Campuswide Access Solutions of Texas, Inc.), a Texas corporation, and BB ACQUISITION CORP., a Delaware corporation (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promise to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as “Silicon Valley East” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all equipment advances (“Equipment Advances”) made by Bank to Borrowers in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001 among the Borrowers (other than Bb Acquisition Corp.) and Bank (as amended from time to time, the “Loan Agreement”), up to a maximum principal amount of Three Million Dollars ($3,000,000) (“Principal Sum”), or so much thereof as may be advanced and remains unpaid. Borrowers may request Equipment Advances under this Note from and until the Commitment Termination Date. The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall be payable as set forth in the Loan Agreement.

     This Note is the “Replacement Equipment Term Note” described in that certain Sixth Amendment to Amended and Restated Loan and Security Agreement by and among Borrowers and Bank of even date herewith (the “Sixth Amendment”), which Sixth Amendment amends the Loan Agreement, and is issued in substitution of the Equipment Term Note described in the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Equipment Advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. This Note amends and restates in its entirety that certain Fourth Amended and Restated Equipment Term Note (“Restated Note”) in the principal amount of Three Million Dollars ($3,000,000) dated June 27, 2003, from the Borrowers, Blackboard International B.V., Blackboard International L.P., Blackboard International Holdings, Inc. and Bb Management LLC in favor of Bank. It is expressly agreed that the indebtedness evidenced by the Restated Note has not been extinguished or discharged hereby. The Borrowers agree that the execution of this Note is not intended to and shall not cause or result in a novation with respect to the Restated Note, provided, however, that the terms of this Note are intended to supercede and replace all terms of the Restated Note. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     Each Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of any Borrower and each Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrowers as Bank may reasonably determine. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrowers to endorse on Bank’s books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the joint and several obligations of Borrowers with respect to Advances made hereunder, and payments of principal by Borrowers shall be credited to Borrowers notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Until such time as the Bank is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Bank have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Loan Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Bank under this Note and the Loan Agreement and the Loan Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments (including to any other Borrower) on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Bank to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower’s liability hereunder shall have been

2

released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Loan Agreement and the Loan Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

     The Borrowers each shall be jointly and severally liable on the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Loan Agreement and the other Loan Documents. The term “Borrowers” when used in this Note shall include all of the Borrowers, individually and jointly, and the Bank may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of the other Borrower hereunder.

     The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

          (a) The failure of Borrowers to pay to Bank within three (3) Business Days of when due any and all amounts payable by Borrowers to Bank under the terms of this Note; or

          (b) The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Loan Documents.

     Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrowers to Bank under the terms of this Note shall immediately become due and payable by Borrowers to Bank without notice to Borrowers or any other person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of Borrowers, guarantors and endorsers.

     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrowers hereby appoint and designate Mary Zinsner, Esq. or any other individual now or hereafter appointed by Bank, Borrowers’ duly constituted attorney-in-fact to confess judgment pursuant to

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the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against Borrowers for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia.

     Borrowers jointly and severally promise to pay all costs and expense of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrowers waive presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrowers with respect to all obligations hereunder.

     Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrowers, this Note may be executed elsewhere.

     BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWERS ACCEPT JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal by their duly authorized officers, partners and/or members as of the date first written above.

WITNESS/ATTEST:	BLACKBOARD INC.

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC
	By:	Blackboard Inc., its Member

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

/s/ Tina Jackson	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

/s/ Tina Jackson	By:	Andrew Rosen	(SEAL)

Andrew Rosen
President

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WITNESS/ATTEST:	BB ACQUISITION CORP.

/s/ Tina Jackson	By:	/s/ Peter Q. Repetti	(SEAL)

Peter Q. Repetti
President

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IMPORTANT NOTICE

     THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

SECOND AMENDED AND RESTATED
SUPPLEMENTAL EQUIPMENT TERM NOTE

$1,500,000	Reston, Virginia
July 30, 2003

     FOR VALUE RECEIVED, the undersigned, BLACKBOARD INC., a Delaware corporation (the “Company”), BLACKBOARD ACQUISITION COMPANY, LLC, a Delaware limited liability company, BLACKBOARD CAMPUSWIDE, INC., a Delaware corporation, BLACKBOARD ICOLLEGE, INC., a Delaware corporation, BLACKBOARD CAMPUSWIDE OF TEXAS, INC. (formerly known as AT&T Campuswide Access Solutions of Texas, Inc.), a Texas corporation, BB ACQUISITION CORP., a Delaware corporation (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promise to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as “Silicon Valley East” (“Bank”), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of the Supplemental Equipment Advances made by Bank to Borrowers in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement dated November 30, 2001, but effective as of October 5, 2001 among the Borrowers (other than Bb Acquisition Corp.) and Bank (as amended from time to time, the “Loan Agreement”), up to a maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (“Principal Sum”), or so much thereof as may be advanced and remains unpaid. Borrowers may request Supplemental Equipment Advances under this Note, subject to the terms of the Loan Agreement from and until the Supplemental Commitment Termination Date. The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall be payable as set forth in the Loan Agreement.

     This Note is the “Replacement Supplemental Equipment Term Note” described in that certain Sixth Amendment to Amended and Restated Loan and Security Agreement by and among Borrowers and Bank of even date herewith (the “Sixth Amendment”), which Sixth Amendment amends the Loan Agreement, and is issued in substitution of the Supplemental Equipment Term Note described in the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Supplemental Equipment Advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. This Note amends and restates in its entirety that certain Supplemental Equipment Term Note (“Restated Note”) in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) dated June 27, 2003 from the Borrowers, Blackboard International B.V., Blackboard International L.P., Blackboard International Holdings, Inc. and Bb Management LLC in favor of Bank. It is expressly agreed that the indebtedness evidenced by the Restated Note has not been extinguished or discharged hereby. The Borrowers agree that the execution of this Note is not intended to and shall not cause or result in a novation with respect to the Restated Note, provided, however, that the terms of this Note are intended to supercede and replace all terms of the Restated Note. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     Each Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of any Borrower and each Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrowers as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrowers to endorse on Bank’s books and records each Supplemental Equipment Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Supplemental Equipment Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the joint and several obligations of Borrowers with respect to Supplemental Equipment Advances made hereunder, and payments of principal by Borrowers shall be credited to Borrowers notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Until such time as the Bank is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Bank have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Loan Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Bank under this Note and the Loan Agreement and the Loan Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments (including to any other Borrower) on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Bank to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien,

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security interest or other collateral hereafter securing such Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Loan Agreement and the Loan Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

     The Borrowers each shall be jointly and severally liable on the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Loan Agreement and the other Loan Documents. The term “Borrowers” when used in this Note shall include all of the Borrowers, individually and jointly, and the Bank may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of the other Borrower hereunder.

     The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

          (a) The failure of Borrowers to pay to Bank within three (3) Business Days of when due any and all amounts payable by any Borrower to Bank under the terms of this Note; or

          (b) The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Loan Documents.

     Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrowers to Bank under the terms of this Note shall immediately become due and payable by Borrowers to Bank without notice to Borrowers or any other Person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Each Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of Borrowers, guarantors and endorsers.

     In the event this Note is not paid when due or any installment due hereunder is not paid within fifteen (15) days of the date when due, whether by maturity or acceleration, Borrowers hereby appoint and designate Mary Zinsner, Esq. or any other individual now or hereafter appointed by Bank, Borrowers’ duly constituted attorney-in-fact to confess judgment pursuant to the provisions of Section 8.01-432 of the Code of Virginia of 1950, as amended, against

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Borrowers for all principal of and interest due and payable under this Note upon the occurrence of an Event of Default, together with attorneys’ fees and collection fees as provided herein (to the extent permitted by law), which judgment shall be confessed in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia.

     Borrowers jointly and severally promise to pay all costs and expenses of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrowers waive presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrowers with respect to all obligations hereunder.

     Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrowers, this Note may be executed elsewhere.

     BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF VIRGINIA, BORROWERS ACCEPT JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal by their duly authorized officers, partners and/or members as of the date first written above.

WITNESS/ATTEST:	BLACKBOARD INC.

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
Chief Executive Officer

WITNESS/ATTEST:	BLACKBOARD ACQUISITION
COMPANY, LLC

By: Blackboard Inc., its Member

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE, INC.

/s/ Tina Jackson	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

WITNESS/ATTEST:	BLACKBOARD ICOLLEGE, INC.

/s/ Janis Y. Butler	By:	/s/ Michael L. Chasen	(SEAL)

Michael L. Chasen
President

WITNESS/ATTEST:	BLACKBOARD CAMPUSWIDE OF TEXAS, INC.

/s/ Tina Jackson	By:	/s/ Andrew Rosen	(SEAL)

Andrew Rosen
President

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WITNESS/ATTEST:	BB ACQUISITION CORP.

/s/ Tina Jackson	By:	/s/ Peter Q. Repetti	(SEAL)

Peter Q. Repetti
President

6